As filed with the Securities and Exchange Commission on August 26, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3668

THE WRIGHT MANAGED INCOME TRUST

440 Wheelers Farm Road

Milford, Connecticut 06461

Christopher A. Madden

Three Canal Plaza, Suite 600

Portland, ME 04101

207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

SEMI-ANNUAL REPORT

June 30, 2010

THE WRIGHT MANAGED EQUITY TRUST

•	Wright Selected Blue Chip Equities Fund

•	Wright Major Blue Chip Equities Fund

•	Wright International Blue Chip Equities Fund

THE WRIGHT MANAGED INCOME TRUST

•	Wright Total Return Bond Fund

•	Wright Current Income Fund

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and two fixed income funds from The Wright Managed Income Trust. Each of the five funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright” or the “Adviser”). Over 31,000 global companies (covering 63 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the Fund) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the Fund) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the Fund) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR’s) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

(continued on inside back cover)

FINANCIAL STATEMENTS

Letter to Shareholders

July 2010

Dear Shareholders:

After the steep downtrend of 2008 and the nearly-as-steep rebound of 2009, 2010 is proving to be a mix of both up and down for the stock market. Following a generally satisfactory opening quarter, the second quarter of 2010 saw global stock market averages correct lower, leaving U.S. stocks down about 7% for the first half. Japan and other Asian markets also suffered corrections in the second quarter and their first-half declines were mostly of a kind with those in North America. The exceptional region in 2010 has been Europe, where returns were negative in both first and second quarters in both local currency and (especially) U.S. dollar terms. Emerging markets have held up to the selling pressures reasonably well with the notable exception of Shanghai, where prices have declined roughly 25% this year. The possibility that Shanghai might be the “canary in the coal mine” has added to global market anxiety, particularly given signs that China’s growth engine may be starting to sputter.

European sovereign debt woes have been the major theme in 2010’s markets. Markets have become increasingly concerned that Europe’s debt growth is out of control or alternately that getting it under control will tip Europe’s sluggish economic recovery back into recession. Speculation that one of the Euro nations might default, a possibility that, according to trading in credit default swaps, grew more likely over the course of the second quarter, sent the euro down roughly 9% against the dollar during Q2 (and 15% for the first half). Against Asian currencies, the dollar was mixed during the second quarter, losing ground vis-a-vis the yen and appreciating against other Asian currencies. Interbank financial tensions increased a bit during Q2, but liquidity measures are nowhere near the levels they got to in the panic of 2008.

The U.S. economy expanded at a 2.4% annual rate in Q2, and leading indicators point to a continuation of modest growth for the rest of 2010. Revised figures show that U.S. real GDP increased at a 3.7% annual rate in the March 2010 quarter. Consumer spending on goods has largely been up to expectations, which is why manufacturing has had a more V-shaped recovery than other economic sectors. But spending on consumer services, which is nearly 50% of GDP, has failed to reach even a 1% growth rate since March of 2008. A positive swing in business inventories has boosted GDP growth, although this effect has been offset to some extent by a worsening foreign trade account. Growth in both GDP and final sales of domestic product has been lackluster as compared with the growth rates seen in previous important economic cycles. While disappointing, the recent downdraft in economic momentum is not, in our view, the start of the dreaded double dip, which we continue to rate a less than 25% probability.

The first week of July brought reports on manufacturing and employment that showed an economy whose growth is being constrained by increasing savings rates and the ongoing repair of consumer finances. Federal Reserve figures released in June showed that the economy’s private sector continued to reduce its debt in the March quarter, even as government credit expanded at an annual rate of 16%. The U.S. personal saving rate rose to 6.4% in June, the highest rate in a year, suggesting that consumers remain skeptical that all of the stimulus will produce the economic growth and job opportunities as advertised. For much of the past three decades, it was difficult to overestimate the spending power of the U.S. consumer; now, the soft tone of retail sales and the big drop in the Conference Board’s consumer confidence index suggest that consumers have finally met their match in the jobless economic recovery engineered by Congress and the Federal Reserve.

On the bright side, corporate profits increased significantly in the latest quarter despite the downward shift in economic growth. Pretax profits from current production rose a revised 38% in 2010’s first quarter, the second quarter in a row with year-over-year growth greater than 35%. Pretax earnings were equal to 12.7% of GDP, the highest profit margin since before the recession began in late 2007. The Q2 profit tally of S&P 500 companies’ earnings shows actual earnings topping analysts’ estimates by 10%, according to Bloomberg, after Q1 results beat estimates by a whopping 14%. While these measures of profitability are impressive, we suspect that a more balanced mix of corporate profits and personal income would be more conducive to sustained economic expansion. Another noteworthy aspect of the second quarter’s profit report was the 1% year-on-year increase in corporate dividends, which we take to mean that, after eight quarters of decline, firms’ boards are no longer trying to shore up balance sheets at the expense of dividends.

Inflation continues to register only a low-level threat for the near term, and the Federal Reserve’s two policy meetings of the second quarter left the Fed’s target for overnight interest rate essentially at zero. Inflation readings remain extremely tame, so much so that the prospect of deflation occasionally rears its head. Over the past six months, the CPI has registered an inflation reading of 0.3%; the core CPI rate (ex food and energy) has been just 0.4%. Long-term inflation expectations, as reflected in the market for nominal and real 10-year Treasury notes, have fallen over 50 basis points since the April high of 2.4% to 1.9% as June was ending.

With inflation expectations muted, the U.S. bond market, as measured by the Barclays U.S. bond market aggregate, produced a better-than-3% return in the second quarter; the aggregate’s 5% return for the first half of 2010 exceeded our full-year target for bond returns. The Treasury yield curve declined broadly during the second quarter: the 10-year Treasury yield declined about 90 basis points and two-year T-note yield fell 40 bps. Since its peak of nearly three percentage points in February, the twos/tens Treasury yield curve has flattened by more than half a percentage point. Concerns about the safety of European sovereign debt in a slowing global economic recovery produced a flight from risk to the presumed safety of Treasury securities and the dollar. Looking forward, it is difficult to see merit in low-yield Treasury securities except under dire economic conditions; assuming even a moderately respectable global recovery stays on track, aggregate bond returns may be only slightly positive over the next two years, with coupon income and a resumption of spread tightening offsetting higher Treasury yields.

The long-awaited stock market correction has arrived, allowing earnings and economic growth a chance to catch up with last year’s stock price advance. The S&P 500’s pullback since its late-April high reached 15% as the second quarter came to a close. Considering that its rise over the March 2009 to April 2010 rally was 80%, steepest 13-month rebound since the 1930s, the magnitude of the current correction isn’t out of the ordinary. With stock prices at only 12 times forecast earnings (S&P 500), we continue to regard stock prices as attractive, provided that the current economic slowdown is, like the one experienced in 2003, just a temporary interruption of an economy gathering momentum. We take encouragement from the fact that high-quality stocks and investment-grade bonds have held up better in the market correction than their lower-quality counterparts. If you have any questions or suggestions on how we can better serve your investment and wealth management needs, please let us know.

Sincerely,

Peter M. Donovan

Chairman & CEO

Management Discussion

Equity Funds

The first half of 2010 was a mix of up and down for the stock market. After rising without interruption for more than a year, stocks reversed course in the second quarter of 2010. European sovereign debt woes appeared to be the trigger for the stock market correction. After a recovery that had stocks up 80% from the March 2009 low to the April 2010 peak, a correction was probably overdue. But even if it wasn’t entirely unexpected, the correction was accompanied by an increase in investor anxiety. Investors have become increasingly concerned that getting Europe’s debt under control will seriously dampen the region’s economic growth. As the Fed noted after its June policy meeting, “Financial conditions have become less supportive of growth on balance, largely reflecting developments abroad.” In addition to a worsening of Europe’s debt issues, the second quarter brought signs of a slowdown in economic momentum in the U.S. The recoveries in jobs and consumer spending have been lackluster at best, and with the expiration of the home buyers’ tax credit, the recovery in housing appears to have stalled. The good news has come from manufacturing and corporate profits. Inflation remains tame, a positive to be sure but also an indication that growth is less than robust.

On a total return basis, the S&P 500 lost 11.4% in the quarter, more than erasing its first-quarter gain of 5.4% to put it down 6.7% year to date. The S&P 500’s pull back from its late April high reached 15% as the second quarter came to a close. Over the course of the second quarter, expectations for year-ahead earnings edged slightly lower, but the bulk of the S&P 500’s retreat came from a contraction in its P/E multiple (a proxy for investor confidence) by more than two points, to under 12 times earnings. Nasdaq’s returns for the quarter and the first half of 2010 were similar to the S&P 500’s, while the Dow Jones Industrials’ were just a little better — losses of 9.4% for Q2 and 5.0% for the half. Investors showed some preference for the higher quality stocks within the S&P 500 in the second quarter, but somewhat contrarily they also favored the S&P MidCap 400 and SmallCap 600 over the big-cap S&P 500. The MidCaps lost 9.6% in Q2 and 1.4% for the first half of 2010, while the SmallCap index lost 8.7% for the quarter and less than 1% for the six months. In the first half of 2010, international stocks lagged U.S. equities: the MSCI World ex U.S. index lost 12.5% in dollar terms in the first six months of the year, with a 13.6% loss in Q2 offsetting a modestly positive first half return. In the aggregate, the dollar returns were depressed by the appreciation of the dollar against the currencies represented in the index, with the Euro particularly weak with a 15% loss against the dollar in the first half of the year.

The U.S. economy probably expanded at a 3%-3.5% annual rate in Q2, and leading indicators point to a continuation of modest growth for the rest of 2010. While disappointing, the recent loss of economic momentum will not turn into a new recession in our view. Growth will continue to be limited by cautious spending by consumers. Slow jobs growth, depressed home values and two bear markets in 10 years have consumers concentrating on improving their balance sheets. Even so, there is enough momentum from stimulus spending to keep the recovery going, and we see exports as a plus also. Even with lackluster GDP growth, we expect a solid increase in corporate profits over the next 12 months. Cost reduction efforts are enabling companies to take full advantage of even modest sales growth. With the S&P 500’s P/E at 12 times year-ahead earnings, stocks have priced in much of the risk in the near-term environment, so long as the current slowdown does not turn into something worse. Even if P/E’s remain at these levels, earnings growth alone could make for attractive returns from equities over the coming 12 months. In the shorter-term, however, the increased investor anxiety evident in the second quarter may persist for a while, keeping stocks volatile.

Major Blue Chip Fund

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. The WMBC Fund lagged the S&P 500 slightly in the first half of 2010 with a loss of 7.9% compared to a 6.7% loss for the benchmark. After matching the S&P 500’s 5.4% return in the first quarter, the WMBC Fund lost 12.7% in Q2 compared to the S&P 500’s 11.4% loss.

In the first quarter of 2010, WMBC’s emphasis on quality worked against it as investors continued to prefer low-quality issues; however, this was offset by superior stock selection in seven of 10 industry sectors. In the second quarter of the year, increased uncertainty about the economy appeared to send investors back to quality. Investors also preferred more defensive industry sectors in the quarter. Being underweight in utilities, telecom and consumer staples, which were the S&P 500’s best-performing groups (i.e., they had the smallest losses) hurt the relative performance of the Fund. This was partially offset by strong stock selection in such cyclical groups as consumer discretionary, technology and materials. In addition, WMBC took a cash reserve position of about 5% during the second quarter as a response to the more uncertain outlook for equities; this reserve position was a plus for quarterly performance. Looking at individual securities, Apple Computer, D.R Horton, Dover and Family Dollar Stores were among the biggest positive contributors to the Fund’s performance in both the second quarter and first half of 2010. For the quarter and the half, tech stocks Hewlett Packard and Oracle detracted from performance; in the second quarter, General Electric was also a laggard.

Going into the second half of 2010, WMBC was maintaining its modest cash reserve position. However, we expect that equities will continue to be supported by solid profit growth; technology stocks in particular look attractive in terms of potential earnings and current valuations. In addition, corporations have accumulated significant cash on their balance sheets, setting the stage for possible stock buybacks and dividend increases. WMBC is well positioned to take advantage of an environment in which stock performance is driven by fundamentals, with its bias toward the higher-quality and more substantial issues in the S&P 500 and an attractive valuation. As the second half of 2010 got underway, WMBC holdings in the aggregate were priced at lower current and forward P/E multiples than the S&P 500 despite better historical earnings growth and similar forecast earnings growth.

Selected Blue Chip Fund

Mid-cap stocks have continued their comparatively strong performance of 2009 into 2010: the S&P MidCap 400 outperformed the S&P 500 in the first half of 2010 with a loss of 1.4% compared to the 500’s 6.7% loss. The Wright Selected Blue Chip Fund (WSBC) lost 1.7% in the first half of 2010 compared to a 1.4% loss for the S&P MidCap 400 benchmark. In the first quarter of the year, the WSBC Fund was ahead of the benchmark with a 9.4% gain compared to 9.1%, but the Fund’s second quarter loss of 10.1% was slightly worse than the benchmark’s 9.6% loss.

In the first quarter of 2010, strong stock selection, particularly in the health care, materials, and consumer discretionary groups, accounted for WSBC’s outperformance compared to the S&P MidCap 400. In Q2, stock selection accounted for the bulk of the WSBC Fund’s downside divergence from its benchmark, particularly in the industrial sector. Partially offsetting this was strong stock selection in information technology. Sector positioning had a smaller impact for both periods. Being underweight in utilities was positive in Q1 but negative in Q2 as investors became more defensive. The Fund’s overweight position in consumer discretionary stocks was also negative in Q2. A cash reserve position taken in the second quarter as market sentiment turned negative benefitted performance. Among individual holdings, positive contributors in the second quarter and the first half of 2010 were technology company Sybase, Cimarex Energy and healthcare company Lincare Holdings; laggards included tech stock Avnet, energy company Oceaneering International and retailer American Eagle.

In the second quarter of 2010, investors shifted toward a preference for quality stocks, which we expect will continue in the uncertain environment of the second half. The WSBC Fund is positioned in the mid-cap universe to take advantage of a preference for quality. WSBC continues to be biased to the larger companies in the index and its holdings have better historical earnings growth than the index constituents. In the aggregate, WSBC stocks had lower current and forward P/E multiples than those in the MidCap 400 with slightly better expected earnings growth. WIS continues to advise diversity in investment portfolios as the best way to navigate difficult economic times.

International Blue Chip Fund

The MSCI World ex U.S. Index lagged the S&P 500 in the first half of 2010 with a 12.5% loss in dollars compared to a 6.7% loss for the S&P 500. The Wright International Blue Chip Fund (WIBC) lagged the MSCI benchmark in the first half of the year with a loss of 15.5%. In the first quarter WIBC had a slightly smaller gain (0.8%) than the MSCI index (1.4%), while in the second quarter its 16.2% loss was larger than the benchmark’s 13.6% shortfall.

In the first quarter of 2010, WIBC was helped by being overweight in the strong industrial sector and good stock selection in materials; but these positives were offset by unfavorable stock selection in a number of other sectors.

In the second quarter, WIBC was negatively affected by a lagging performance in its industrial company holdings in Japan, which were affected by concerns about slowing growth in China. Additionally, holdings of mining companies in Australia were affected by a proposed new mining tax. (The proposal has since been modified to be less burdensome.) There was also some weakness in European financial stock holdings in Q2; the companies have been reviewed and found to be in sound condition. On the plus side was the positive effect of a cash reserve position taken in the quarter and a solid performance by the Fund’s IT holdings. Although overall the Fund’s selections in energy also had a positive effect, its position in BP detracted from results in the quarter. Other detracting stocks for the quarter were Japanese industrial Mitsui and Spanish telecom company Telefonica. Contributing positively were health care stocks AstraZeneca and Shionogi and tech stock Itochu Techno-Solutions. For the first half, tech company Grupo CGI and Toronto Dominion Bank were positive contributors, while BP and Telefonica detracted.

Moving into the second half of the year, WIBC remains overweight in technology because of the good earnings prospects and valuations offered by this sector. The Fund’s positioning also reflects the view that despite market concerns, emerging markets such as China will continue to drive global growth. WIBC is well positioned to benefit from a trend back toward quality and also offers attractive value. In the aggregate, its holdings are priced at significant discounts to the MSCI World ex U.S. index in terms of current and forward price/earnings ratios and price/cash flow ratios. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios.

Fixed Income Funds

After holding steady in the first quarter, Treasury bond yields fell significantly in the second quarter of 2010. Fears about Europe’s finances sent global investors to the relatively safety of U.S. Treasury bonds as Q2 progressed. The perceived need for a safe haven, indications of slowing growth in the U.S. and the low near-term inflation threat offset the prospect of increased Treasury issuance to fund rising budget deficits. Over the past six months, the CPI has registered an inflation reading of close to zero; the core CPI rate (ex food and energy) has been just 0.6%. Long-term inflation expectations, as reflected in the market for nominal and real 10-year Treasury notes, have fallen over 50 basis points since the April high. The 10-year Treasury yield fell 90 basis points in the second quarter to 2.93%, the lowest since April 2009. Two-year yields fell 40 basis points. Since its peak of nearly three percentage points in February, the Treasury curve between two-year and 10-year yields has flattened by more than half a percentage point. The yield on the 90-day Treasury bill rate has stayed under 0.2% for the first half of this year as the expected date for the first Federal Reserve tightening was pushed further out on the investment horizon. In its latest policy statement, the Fed reiterated its position that “economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The fed funds futures market is forecasting that the Fed’s first rate hike won’t come until the second quarter of 2011; three months ago, the futures market was forecasting a rate hike late this year.

The Barclays Capital U.S. Aggregate Bond Index returned 3.5% in the second quarter of 2010, pushing its first-half return to 5.3%. In the first quarter of 2010, Treasurys were the weakest sector of the investment-grade universe with a 1.1% return and the Aggregate return benefitted from the spread tightening on non-Treasury sectors. In contrast, Treasury bonds led the way in Q2 with a 4.7% return. Other sectors’ returns were positive in Q2, but lagged Treasurys. Spreads on corporate bonds edged out a bit in Q2, but corporates still managed a respectable 3.4% return for the quarter, which combined with their better-than-2% return in Q1 had them just about matching Treasury’s 5.9% return for the six months. Agency issues returned 2.5% in Q2 and 3.8% YTD. Mortgage-backed, asset-backed and commercial mortgage-backed issues had returns in the 2.5%-3.0% range in the latest three months; for the year-to-date, the CMBS sector led the Aggregate with a 12% return.

We believe it is unlikely that the Fed will change its near-zero interest rate policy until 2011. The slowdown in economic momentum and increased risk emanating from Europe argue against a near-term rate hike. It also should be a while before inflation starts to put upward pressure on interest rates. Looking forward, however, it is difficult to see much near-term upside potential in low-yielding Treasury securities except under dire economic conditions; if, as we expect, we avoid that outcome, rates should be heading higher by the end of the year as confidence sends investors toward riskier investments and Fed tightening draws closer. Assuming global recovery stays on track, aggregate bond returns may be anemic over the next two years, with coupon income and a resumption of spread tightening offsetting the price effects of higher Treasury yields. In the interim we may see some continued volatility in stocks, which will work to the bond market’s favor.

Current Income Fund

In the first half of 2010, the mortgage-backed sector of the bond market returned 4.6%, lagging both Treasury bonds, which returned 5.9%, and the Barclays Capital U.S. Aggregate Bond Index, which returned 5.3%. In the second quarter, the MBS sector returned 2.9% compared to 3.5% for the Barclays Aggregate and 4.7% for Treasurys. The Wright Current Income Fund (WCIF) is managed to be primarily invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. In the first half of 2010, WCIF returned 4.6% compared to 5.3% for the Barclay’s Capital GNMA bond index. In Q1 the Fund lagged the index’s 1.9% with a 1.5% return, while in Q2, WCIF returned 3.1% compared to 3.3% for the benchmark. WCIF had a yield of 4.2% at June 2010 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in Ginnie Maes (about 60% of assets at mid-year), WCIF also held MBS securities backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC). These issues had returns that were slightly behind Ginnie Mae returns in both the first and second quarters of 2010. At mid-2010, about 3% of the WCIF portfolio was invested in non-Agency mortgages. The Fund’s selection of mortgages had a slightly shorter duration than the GNMA index during the first half. This worked against the Fund in both quarters. In keeping with its goal of providing high income, the WCIF Fund was overweight in higher coupon issues (average coupon of 5.9% at mid-year vs 5.1% for the GNMA index). The Fund’s holdings of higher-coupon, well-seasoned bonds contributed to the Fund’s having less negative convexity than the Barclays benchmark, which contributes to a more stable performance when interest rates are volatile.

Total Return Bond Fund

In the first half of 2010, the return on the Barclays Capital U.S. Aggregate bond index was 5.3%. In the first quarter, the Aggregate’s positive return was led by spread products, in the second by Treasury bonds. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 4.8% for the first half of 2010 compared to the benchmark’s 5.3% return. In the first quarter of 2010, WTRB returned 1.9% compared to 1.8% for its benchmark, while for Q2 WTRB returned 2.9% compared to 3.5% for the Barclay’s index. WTRB had a yield of 2.8% at June 2010 calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

Sector allocation played a major role in the TRB Fund’s first half performance. In the first quarter of 2010, as spreads tightened, WTRB benefitted from being significantly overweight in corporate bonds and slightly overweight in commercial mortgages and asset-backed securities. In the second quarter of 2010, being overweight in these sectors (especially corporate bonds, which accounted for 42% of WTRB’s assets at mid year compared to 22% for the Aggregate) contributed to the underperformance of the Fund. In Q2, all three of these sectors underperformed Treasury bonds, where the Fund is relatively underweight. The Fund was also underweight in agencies and mortgage-backed securities, which were lagging sectors.

WTRB’s duration position was shorter than the Barclays Aggregate throughout the first half of 2010. This had a negative effect on the Fund’s relative performance, more so in the second quarter, when interest rates fell sharply, than in the first, when rates were relatively steady. The Fund was about 0.1 years shorter than the index at mid year and was also positioned relatively neutral to its Aggregate benchmark along the yield curve. This positioning reflects our view that given the current low level of interest rates, the next significant move in rates is likely to be higher. However, with economic growth likely to remain modest and inflation posing no near-term threat, it may be some time before anticipation of Fed tightening triggers that upward move.

The U.S. Securities Markets

Fund Expenses

Example:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 — June 30, 2010).

Actual Expenses:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the tables is useful in comparing ongoing costs only, and will help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10- 6/30/10)
Actual Fund Shares	$1,000.00	$983.05	$6.88
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,017.85	$7.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10- 6/30/10)
Actual Fund Shares	$1,000.00	$920.96	$6.72
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,017.80	$7.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009.

Wright International Blue Chip Equities Fund

	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10- 6/30/10)
Actual Fund Shares	$1,000.00	$845.02	$7.50
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,016.66	$8.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.64% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009.

FIXED INCOME FUNDS

Wright Total Return Bond Fund

	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10- 6/30/10)
Actual Fund Shares	$1,000.00	$1,047.97	$3.55
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,021.32	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009.

Wright Current Income Fund

	Beginning Account Value (1/1/10)	Ending Account Value (6/30/10)	Expenses Paid During Period* (1/1/10- 6/30/10)
Actual Fund Shares	$1,000.00	$1,045.75	$4.57
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009.

Wright Selected Blue Chip Equities Fund (WSBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited)

	Shares	Value

EQUITY INTERESTS — 97.1%

AEROSPACE & DEFENSE — 0.7%
BE Aerospace, Inc.*	4,750	$120,792

AUTOMOBILES & COMPONENTS — 1.9%
Advance Auto Parts, Inc.	4,420	$221,796
Oshkosh Corp.*	3,310	103,140

		$324,936

BANKS — 2.8%
Commerce Bancshares, Inc.	4,720	$169,873
Fulton Financial Corp.	7,135	68,853
SVB Financial Group*	5,875	242,226

		$480,952

CAPITAL GOODS — 2.8%
SPX Corp.	4,310	$227,611
Thomas & Betts Corp.*	6,990	242,553

		$470,164

CHEMICALS — 1.8%
Albemarle Corp.	1,680	$66,713
Ashland, Inc.	1,680	77,986
Cytec Industries, Inc.	2,125	84,979
Olin Corp.	4,140	74,893

		$304,571

COMMERCIAL SERVICES & SUPPLIES — 2.7%
Global Payments, Inc.	4,250	$155,295
Manpower, Inc.	3,635	156,959
Teleflex, Inc.	2,740	148,727

		$460,981

CONSUMER PRODUCTS — 0.7%
Mohawk Industries, Inc.*	2,690	$123,094

DIVERSIFIED FINANCIALS — 3.1%
Affiliated Managers Group, Inc.*	2,420	$147,063
Lender Processing Services, Inc.	2,210	69,195
Raymond James Financial, Inc.	7,217	178,188
SEI Investments Co.	6,210	126,436

		$520,882

EDUCATION — 0.4%
ITT Educational Services, Inc.*	805	$66,831

ELECTRONIC EQUIPMENT & INSTRUMENTS — 8.0%
Arrow Electronics, Inc.*	7,610	170,083
Avnet, Inc.*	10,850	261,593
Hubbell, Inc. — Class B	4,365	173,247
Lincoln Electric Holdings, Inc.	2,405	122,631
Pentair, Inc.	4,810	154,882
Rovi Corp.*	2,685	101,788
Synopsys, Inc.*	4,305	89,845
Tech Data Corp.*	2,235	79,611
Vishay Intertechnology, Inc.*	14,265	110,411

	Shares	Value

ELECTRONIC EQUIPMENT & INSTRUMENTS — continued
Woodward Governor Co.	3,775	$96,376

		$1,360,467

ENERGY — 5.3%
Cimarex Energy Co.	3,690	$264,130
Energen Corp.	6,600	292,578
FMC Technologies, Inc.*	2,180	114,799
Helix Energy Solutions Group, Inc.*	7,170	77,221
Oceaneering International, Inc.*	3,470	155,803

		$904,531

FOOD, BEVERAGE & TOBACCO — 0.8%
Ralcorp Holdings, Inc.*	2,515	$137,822

HEALTH CARE EQUIPMENT & SERVICES — 9.1%
Community Health Systems, Inc.*	2,795	$94,499
Health Management Associates, Inc. — Class A*	16,565	128,710
Henry Schein, Inc.*	2,795	153,445
Kinetic Concepts, Inc.*	4,585	167,398
LifePoint Hospitals, Inc.*	5,875	184,475
Lincare Holdings, Inc.*	17,370	564,699
Owens & Minor, Inc.	3,020	85,708
Service Corp. International	10,860	80,364
STERIS Corp.	2,760	85,781

		$1,545,079

HOUSEHOLD & PERSONAL PRODUCTS — 1.7%
Church & Dwight Co., Inc.	2,405	$150,818
Tupperware Brands Corp.	3,355	133,697

		$284,515

INDUSTRIAL — 2.7%
Joy Global, Inc.	3,915	$196,102
Timken Co.	5,815	151,132
Valmont Industries, Inc.	1,510	109,717

		$456,951

INSURANCE — 8.0%
American Financial Group, Inc.	5,055	$138,103
Everest Re Group, Ltd.	935	66,123
HCC Insurance Holdings, Inc.	12,085	299,225
Horace Mann Educators Corp.	8,070	123,471
Protective Life Corp.	4,360	93,260
Reinsurance Group of America, Inc.	2,405	109,933
StanCorp Financial Group, Inc.	6,095	247,091
W.R. Berkley Corp.	10,962	290,055

		$1,367,261

MACHINERY — 1.7%
Bucyrus International, Inc.	1,640	$77,818
Regal-Beloit Corp.	1,600	89,248
Wabtec Corp.	3,075	122,662

		$289,728

See notes to financial statements

Wright Selected Blue Chip Equities Fund (WSBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

	Shares	Value

MATERIALS — 6.1%
Airgas, Inc.	1,665	$103,563
Crane Co.	2,965	89,573
FMC Corp.	1,620	93,037
Lubrizol Corp.	2,910	233,702
Packaging Corp. of America	2,300	50,646
Reliance Steel & Aluminum Co.	2,575	93,086
Sonoco Products Co.	3,855	117,500
Steel Dynamics, Inc.	5,470	72,149
Temple-Inland, Inc.	9,005	186,133

		$1,039,389

MEDIA — 0.4%
Harte-Hanks, Inc.	5,650	$59,043

OIL & GAS — 2.1%
Newfield Exploration Co.*	3,970	$193,974
Southern Union Co.	3,500	76,510
Unit Corp.*	2,180	88,486

		$358,970

PHARMACEUTICALS & BIOTECHNOLOGY — 2.9%
Endo Pharmaceuticals Holdings, Inc.*	9,900	$216,018
Medicis Pharmaceutical Corp. — Class A	5,370	117,496
Perrigo Co.	2,760	163,033

		$496,547

REAL ESTATE — 5.8%
Hospitality Properties Trust (REIT)	10,855	$229,040
Jones Lang LaSalle, Inc.	4,700	308,508
NVR, Inc.*	390	255,462
UDR, Inc. (REIT)	10,211	195,336

		$988,346

RETAILING — 11.3%
Aeropostale, Inc.*	9,935	$284,538
American Eagle Outfitters, Inc.	10,185	119,674
Dick’s Sporting Goods, Inc.*	6,600	164,274
Dollar Tree, Inc.*	3,863	160,796
Foot Locker, Inc.	7,165	90,422
Fossil, Inc.*	3,690	128,043
Guess?, Inc.	2,975	92,939
Hanesbrands, Inc.*	5,030	121,022
PetSmart, Inc.	2,295	69,240
Phillips-Van Heusen Corp.	3,190	147,601
Rent-A-Center, Inc.*	5,550	112,443
Ross Stores, Inc.	6,375	339,724
Warnaco Group, Inc. (The)*	2,480	89,627

		$1,920,343

SOFTWARE & SERVICES — 10.4%
Acxiom Corp.*	17,950	$263,685
F5 Networks, Inc.*	3,915	268,452
Factset Research Systems, Inc.	1,400	93,786
Fair Isaac Corp.	3,695	80,514
Ingram Micro, Inc.*	8,935	135,723
McAfee, Inc.*	2,100	64,512

	Shares	Value

SOFTWARE & SERVICES — continued
Parametric Technology Corp.*	11,020	$172,683
Sybase, Inc.*	9,340	603,924
ValueClick, Inc.*	8,165	87,284

		$1,770,563

TELECOMMUNICATION SERVICES — 1.1%
NeuStar, Inc. — Class A*	5,090	$104,956
Syniverse Holdings, Inc.*	3,685	75,358

		$180,314

UTILITIES — 2.8%
MDU Resources Group, Inc.	14,153	$255,179
Oneok, Inc.	5,260	227,495

		$482,674

TOTAL EQUITY INTERESTS — 97.1%
(identified cost, $15,006,831)		$16,515,746

SHORT-TERM INVESTMENTS — 2.9%
Fidelity Government Money Market Fund, 0.05%	496,208	$496,208

TOTAL SHORT-TERM INVESTMENTS — 2.9%
(identified cost, $496,208)		$496,208

TOTAL INVESTMENTS — 100.0% (identified cost, $15,503,039)		$17,011,954

OTHER ASSETS, LESS LIABILITIES — 0.0%		(669)

NET ASSETS — 100.0%		$17,011,285

REIT — Real Estate Investment Trust

*	Non-income producing security.

Portfolio Composition by Sector
% of net assets at 06/30/10
Financials	18.4%
Information Technology	17.6%
Consumer Discretionary	17.3%
Industrials	13.5%
Health Care	12.8%
Other	20.4%

See notes to financial statements

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2010 (Unaudited)

ASSETS:

Investments, at value (identified cost $15,503,039) (Note 1A)	$17,011,954
Receivable for fund shares sold	22,378
Dividends receivable	13,771
Prepaid expenses and other assets	26,644

Total assets	$17,074,747

LIABILITIES:
Payable for fund shares reacquired	$50,300
Accrued expenses and other liabilities	13,162

Total liabilities	$63,462

NET ASSETS	$17,011,285

NET ASSETS CONSIST OF:
Paid-in capital	$17,422,668
Accumulated net realized loss on investments	(1,881,566)
Distributions in excess of net investment income	(38,732)
Unrealized appreciation on investments	1,508,915

Net assets applicable to outstanding shares	$17,011,285

SHARES OF BENEFICIAL INTEREST OUTSTANDING	2,061,245

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$8.25

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME (Note 1C)

Dividend income	$88,402
Interest income	3

Total investment income	$88,405

Expenses –
Investment adviser fee (Note 3)	$54,656
Administrator fee (Note 3)	10,931
Compensation of Trustees who are not employees of the investment adviser or administrator	7,649
Custodian fee (Note 1F)	771
Accountant fees	18,814
Distribution expenses (Note 4)	22,773
Transfer and dividend disbursing agent fees	16,474
Printing	110
Shareholder communications	1,441
Audit services	16,626
Legal services	3,350
Registration costs	5,155
Miscellaneous	4,849

Total expenses	$163,599

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(36,067)

Total deductions	$(36,067)

Net expenses	$127,532

Net investment loss	$(39,127)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$351,978
Net change in unrealized appreciation (depreciation) on investments	(623,775)

Net realized and unrealized loss on investments	$(271,797)

Net decrease in net assets from operations	$(310,924)

See notes to financial statements

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENTS OF CHANGES IN NET ASSETS	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$(39,127)	$21,795
Net realized gain (loss) on investment transactions	351,978	(818,298)
Net change in unrealized appreciation (depreciation) on investments	(623,775)	5,533,574

Net increase (decrease) in net assets from operations	$(310,924)	$4,737,071

Distributions to shareholders (Note 2)
From net investment income	$(16,757)	$—

Total distributions	$(16,757)	$—

Net increase (decrease) in net assets from fund share transactions (Note 6)	$575,979	$(1,337,892)

Net increase in net assets	$248,298	$3,399,179

NET ASSETS:
At beginning of period	16,762,987	13,363,808

At end of period	$17,011,285	$16,762,987

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$(38,732)	$17,152

See notes to financial statements

Wright Selected Blue Chip Equities Fund (WSBC)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,
FINANCIAL HIGHLIGHTS			2009		2008	2007	2006	2005

Net asset value, beginning of period	$8.402		$6.060		$11.100	$12.270	$13.030	$13.226

Income (loss) from investment operations:
Net investment income (loss)(1) (2)	$(0.019)		$0.011		$(0.013)	$(0.013)	$(0.034)	$(0.053)
Net realized and unrealized gain (loss)	(0.122)		2.331		(4.121)	1.340	0.529	1.476

Total income (loss) from investment operations	$(0.141)		$2.342		$(4.134)	$1.327	$0.495	$1.423

Less distributions:
From net investment income	$(0.008)		$—		$—	$(0.016)	$—	$—
From net realized gains	—		—		(0.906)	(2.481)	(1.255)	(1.619)

Total distributions	$(0.008)		$—		$(0.906)	$(2.497)	$(1.255)	$(1.619)

Net asset value, end of period	$8.253		$8.402		$6.060	$11.100	$12.270	$13.030

Total Return(3)	(1.69%	)(4)	38.61%		(39.81% )	11.59%	3.77%	11.09%

Ratios/Supplemental Data(1):
Net assets, end of period (000 omitted)	$17,011		$16,763		$13,364	$23,923	$38,352	$47,652
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	(5)	1.36%		1.26%	1.26%	1.26%	1.27%
Net expenses after custodian fee reduction	N/A	(5)	1.36%		1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.43%	)(5)	0.15%		(0.15% )	(0.10% )	(0.27% )	(0.18% )
Portfolio turnover rate	30%	(4)	41%		72%	67%	66%	110%

(1)    For the six months ended June 30, 2010, and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

	2010		2009		2008	2007	2006	2005
Net investment loss per share(2)	$(0.036)		$(0.045)		$(0.068)	$(0.064)	$(0.058)	$(0.111)

Ratios (As a percentage of average daily net assets):
Expenses	1.80%	(5)	2.15%		1.90%	1.66%	1.46%	1.45%

Expenses after custodian fee reduction	N/A	(5)	2.15%		1.89%	1.66%	1.44%	1.43%

Net investment loss	(0.83%	)(5)	(0.64%	)	(0.79% )	(0.51% )	(0.46% )	(0.38% )

(2)	Computed using average shares outstanding.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements

Wright Major Blue Chip Equities Fund (WMBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited)

	Shares	Value

EQUITY INTERESTS — 96.6%

AEROSPACE — 4.3%
General Dynamics Corp.	4,305	$252,101
Honeywell International, Inc.	4,915	191,832
Northrop Grumman Corp.	3,615	196,801
Raytheon Co.	3,025	146,380
United Technologies Corp.	2,060	133,715

		$920,829

AUTOMOBILES & COMPONENTS — 0.9%
Ford Motor Co.*	12,215	$123,127
Johnson Controls, Inc.	2,315	62,204

		$185,331

BANKS — 4.6%
Bank of America Corp.	19,495	$280,143
Bank of New York Mellon Corp. (The)	3,530	87,156
US Bancorp	8,835	197,462
Wells Fargo & Co.	15,865	406,144

		$970,905

CAPITAL GOODS — 4.5%
3M Co.	2,345	$185,232
General Electric Co.	31,825	458,917
Lockheed Martin Corp.	4,270	318,115

		$962,264

COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.*	3,530	$75,224
Harris Corp.	5,990	249,484
L-3 Communications Holdings, Inc.	1,950	138,138

		$462,846

COMPUTERS & PERIPHERALS — 12.5%
Apple, Inc.*	4,035	$1,014,924
Hewlett-Packard Co.	17,045	737,708
International Business Machines Corp.	7,300	901,404

		$2,654,036

CONSUMER DURABLES & APPAREL — 0.8%
Coach, Inc.	4,820	$176,171

DIVERSIFIED FINANCIALS — 8.5%
American Express Co.	6,685	$265,394
Fiserv, Inc.*	1,805	82,416
Goldman Sachs Group, Inc. (The)	2,805	368,212
JPMorgan Chase & Co.	19,145	700,898
Mastercard, Inc. — Class A	735	146,655
PNC Financial Services Group, Inc.	4,505	254,533

		$1,818,108

ENERGY — 7.4%
Apache Corp.	1,705	$143,544
Cameron International Corp.*	4,920	159,998
Chevron Corp.	2,815	191,026
Ensco PLC, ADR	5,295	207,988
FMC Technologies, Inc.*	8,020	422,333
National Oilwell Varco, Inc.	9,530	315,157

	Shares	Value

ENERGY — continued
Peabody Energy Corp.	3,580	$140,085

		$1,580,131

FOOD, BEVERAGE & TOBACCO — 2.5%
Altria Group, Inc.	11,935	$239,177
Archer-Daniels-Midland Co.	4,905	126,647
Tyson Foods, Inc. — Class A	6,320	103,585
Whole Foods Market, Inc.*	1,885	67,898

		$537,307

HEALTH CARE EQUIPMENT & SERVICES — 4.4%
Aetna, Inc.	5,505	$145,222
Express Scripts, Inc.*	5,960	280,239
Medtronic, Inc.	6,935	251,532
UnitedHealth Group, Inc.	3,890	110,476
WellPoint, Inc.*	2,820	137,983

		$925,452

HOTELS, RESTAURANTS & LEISURE — 0.4%
Wyndham Worldwide Corp.	4,660	$93,852

HOUSEHOLD DURABLES — 2.3%
Procter & Gamble Co. (The)	8,185	$490,936

INSURANCE — 7.6%
Aflac, Inc.	6,045	$257,940
Chubb Corp.	8,590	429,586
CIGNA Corp.	2,260	70,196
Genworth Financial, Inc.*	7,995	104,495
MetLife, Inc.	2,615	98,742
Prudential Financial, Inc.	2,110	113,223
Torchmark Corp.	1,725	85,405
Travelers Cos, Inc. (The)	5,620	276,785
Unum Group	8,410	182,497

		$1,618,869

MATERIALS — 4.1%
Ball Corp.	1,775	$93,773
EI du Pont de Nemours & Co.	5,480	189,553
Freeport-McMoRan Copper & Gold, Inc.	4,250	251,302
Pactiv Corp.*	7,620	212,217
PPG Industries, Inc.	895	54,067
Precision Castparts Corp.	785	80,792

		$881,704

MEDIA — 3.2%
Comcast Corp. — Class A	15,925	$276,617
DIRECTV — Class A*	5,245	177,910
Viacom, Inc. — Class B	7,205	226,021

		$680,548

PHARMACEUTICALS & BIOTECHNOLOGY — 7.5%
Amgen, Inc.*	6,485	$341,111
Forest Laboratories, Inc.*	2,935	80,507
Johnson & Johnson	9,990	590,009
McKesson Corp.	1,435	96,375

See notes to financial statements

Wright Major Blue Chip Equities Fund (WMBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

	Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY — continued
Pfizer, Inc.	33,490	$477,567

		$1,585,569

RETAILING — 9.0%
Big Lots, Inc.*	5,975	$191,738
CVS Caremark Corp.	12,000	351,840
Darden Restaurants, Inc.	1,705	66,239
Estee Lauder Cos., Inc. (The)	3,650	203,415
Family Dollar Stores, Inc.	3,880	146,237
Gap, Inc. (The)	3,460	67,332
Mattel, Inc.	3,845	81,360
Ross Stores, Inc.	2,290	122,034
Sherwin-Williams Co. (The)	1,675	115,893
Starbucks Corp.	9,680	235,224
Urban Outfitters, Inc.*	4,145	142,547
Wal-Mart Stores, Inc.	4,100	197,087

		$1,920,946

SOFTWARE & SERVICES — 6.4%
CA, Inc.	7,895	$145,268
EMC Corp.*	4,710	86,193
Google, Inc. — Class A*	315	140,159
Intel Corp.	6,160	119,812
Microsoft Corp.	10,095	232,286
Oracle Corp.	29,420	631,353

		$1,355,071

TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	8,085	$195,576
CenturyLink, Inc.	2,280	75,947
Verizon Communications, Inc.	5,920	165,878

		$437,401

UTILITIES — 1.4%
Constellation Energy Group, Inc.	9,500	$306,375

TOTAL EQUITY INTERESTS — 96.6%
(identified cost, $22,784,824)		$20,564,651

	Shares	Value

INVESTMENT COMPANIES — 4.9%
iShares Barclays 1-3 Year Treasury Bond Fund	12,355	$1,039,303

TOTAL INVESTMENT COMPANIES — 4.9%
(identified cost, $1,035,351)		$1,039,303

TOTAL INVESTMENTS — 101.5%
(identified cost, $23,820,175)		$21,603,954

OTHER ASSETS, LESS LIABILITIES — (1.5)%		(326,929)

NET ASSETS — 100.0%		$21,277,025

ADR — American Depository Receipt

PLC — Public Limited Company

*	Non-income producing security.

Portfolio Composition by Sector
% of portfolio at 06/30/10
Information Technology	21.1%
Financials	19.0%
Health Care	11.9%
Consumer Discretionary	10.1%
Industrials	9.7%
Other	28.2%

See notes to financial statements

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2010 (Unaudited)

ASSETS:
Investments, at value (identified cost $23,820,175) (Note 1A)	$21,603,954
Receivable for fund shares sold	15,871
Dividends receivable	20,861
Prepaid expenses and other assets	30,477

Total assets	$21,671,163

LIABILITIES:
Demand note payable (Note 8)	$361,739
Payable for fund shares reacquired	21,500
Accrued expenses and other liabilities	10,899

Total liabilities	$394,138

NET ASSETS	$21,277,025

NET ASSETS CONSIST OF:
Paid-in capital	$43,649,424
Accumulated net realized loss on investments	(20,214,887)
Undistributed net investment income	58,709
Unrealized depreciation on investments	(2,216,221)

Net assets applicable to outstanding shares	$21,277,025

SHARES OF BENEFICIAL INTEREST OUTSTANDING	2,126,623

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.01

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME (Note 1C)
Dividend income	$238,696
Interest income	6

Total investment income	$238,702

Expenses –
Investment adviser fee (Note 3)	$76,511
Administrator fee (Note 3)	15,302
Compensation of Trustees who are not employees of the investment adviser or administrator	7,263
Custodian fee (Note 1F)	3,045
Accountant fees	18,165
Distribution expenses (Note 4)	31,879
Transfer and dividend disbursing agent fees	14,956
Printing	142
Shareholder communications	2,156
Audit services	16,439
Legal services	4,845
Registration costs	5,416
Miscellaneous	6,208

Total expenses	$202,327

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(22,430)

Total deductions	$(22,430)

Net expenses	$179,897

Net investment income	$58,805

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$580,347
Net change in unrealized appreciation (depreciation) on investments	(2,445,635)

Net realized and unrealized loss on investments	$(1,865,288)

Net decrease in net assets from operations	$(1,806,483)

See notes to financial statements

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENTS OF CHANGES IN NET ASSETS	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$58,805	$349,233
Net realized gain (loss) on investment transactions	580,347	(3,186,606)
Net change in unrealized appreciation (depreciation) on investments	(2,445,635)	8,788,094

Net increase (decrease) in net assets from operations	$(1,806,483)	$5,950,721

Distributions to shareholders (Note 2)
From net investment income	$(2,147)	$(338,949)

Total distributions	$(2,147)	$(338,949)

Net decrease in net assets from fund share transactions (Note 6)	$(4,251,700)	$(10,758,001)

Net decrease in net assets	$(6,060,330)	$(5,146,229)

NET ASSETS:
At beginning of period	27,337,355	32,483,584

At end of period	$21,277,025	$27,337,355

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$58,709	$2,051

See notes to financial statements

Wright Major Blue Chip Equities Fund (WMBC)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,
FINANCIAL HIGHLIGHTS			2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.868		$9.340	$14.520	$13.790	$12.420	$11.780

Income (loss) from investment operations:
Net investment income(1) (2)	$0.025		$0.099	$0.104	$0.091	$0.062	$0.077
Net realized and unrealized gain (loss)	(0.887)		1.562	(5.169)	0.728	1.374	0.651

Total income (loss) from investment operations	$(0.862)		$1.661	$(5.065)	$0.819	$1.436	$0.728

Less distributions:
From net investment income	$(0.001)		$(0.133)	$(0.115)	$(0.089)	$(0.066)	$(0.088)

Total distributions	$(0.001)		$(0.133)	$(0.115)	$(0.089)	$(0.066)	$(0.088)

Net asset value, end of period	$10.005		$10.868	$9.340	$14.520	$13.790	$12.420

Total Return(3)	(7.90%	)(4)	17.83%	(34.85% )	5.96%	11.57%	6.20%

Ratios/Supplemental Data(1):
Net assets, end of period (000 omitted)	$21,277		$27,337	$32,484	$57,750	$63,276	$66,742
Ratios (As a percentage of average daily net assets):
Net expenses	1.41%	(5)	1.36%	1.26%	1.26%	1.26%	1.26%
Net expenses after custodian fee reduction	N/A	(5)	1.36%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.46%	(5)	1.06%	0.86%	0.63%	0.48%	0.66%
Portfolio turnover rate	36%	(4)	69%	58%	55%	97%	82%

(1)    For the six months ended June 30, 2010 and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2010		2009	2008	2007	2006	2005
Net investment income per share(2)	$0.016		$0.081	$0.091	$0.088	$0.062	$0.077

Ratios (As a percentage of average daily net assets):
Expenses	1.59%	(5)	1.55%	1.37%	1.28%	1.28%	1.26%

Expenses after custodian fee reduction	N/A	(5)	1.55%	1.36%	1.27%	1.27%	1.25%

Net investment income	0.29%	(5)	0.86%	0.75%	0.61%	0.46%	0.66%

(2)	Computed using average shares outstanding.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited)

	Shares	Value

EQUITY INTERESTS — 97.2%

AUSTRALIA — 3.9%
BHP Billiton, Ltd.	22,069	$701,818
Commonwealth Bank of Australia	11,364	466,876
QBE Insurance Group, Ltd.	25,724	395,446
Toll Holdings, Ltd.	31,313	144,938
Westpac Banking Corp.	13,139	235,607

		$1,944,685

BELGIUM — 1.4%
Delhaize Group SA	9,349	$684,004

CANADA — 9.8%
Agrium, Inc.	6,376	$312,005
Bank of Nova Scotia	9,857	454,981
Canadian National Railway Co.	9,122	523,722
Cenovus Energy, Inc.	12,272	316,429
CGI Group, Inc. — Class A*	48,180	718,177
EnCana Corp.	12,258	371,898
Methanex Corp.	10,814	213,196
Power Financial Corp.	12,454	319,715
Sino-Forest Corp.*	18,442	262,577
Teck Resources, Ltd. — Class B	9,637	285,487
Toronto-Dominion Bank (The)	15,936	1,034,457

		$4,812,644

CHINA — 1.6%
Baidu, Inc., ADR*	3,322	$226,162
Foxconn International Holdings, Ltd.*	246,000	161,427
Sinopharm Group Co. — Class H	67,600	249,578
Xinao Gas Holdings, Ltd.	62,000	138,854

		$776,021

DENMARK — 1.3%
Carlsberg A/S — Class B	8,376	$643,073

FRANCE — 7.0%
BNP Paribas	10,563	$579,262
Bouygues SA	10,371	405,557
Lafarge SA	2,638	145,650
PPR	2,224	279,364
Schneider Electric SA	2,755	282,252
Societe Generale	4,973	208,936
Technip SA	3,883	226,399
Total SA	13,797	624,707
Vallourec SA	3,136	548,344
Vinci SA	3,500	147,221

		$3,447,692

GERMANY — 5.9%
Adidas AG	4,413	$216,084
Allianz SE	2,161	216,658
BASF SE	12,763	706,630
Bayer AG	6,333	356,835
Deutsche Bank AG	3,492	199,752
Henkel AG & Co. KGaA (Preferred Stock)	7,503	368,123

	Shares	Value

GERMANY — continued
Muenchener Rueckversicherungs AG	3,061	$387,315
SAP AG	4,818	216,292
Siemens AG	2,536	230,429

		$2,898,118

HONG KONG — 2.9%
ASM Pacific Technology, Ltd.	19,300	$151,433
Cheung Kong Holdings, Ltd.	24,000	278,613
CLP Holdings, Ltd. (Ordinary)	71,567	518,798
Esprit Holding, Ltd.	29,100	158,632
Hong Kong Exchanges & Clearing, Ltd.	19,500	307,006

		$1,414,482

INDIA — 0.4%
ICICI Bank, Ltd., ADR	5,979	$216,081

ISRAEL — 0.9%
Teva Pharmaceutical Industries, Ltd., ADR	8,511	$442,487

ITALY — 3.5%
Enel SpA	171,241	$732,038
ENI SpA (Azioni Ordinarie)	54,413	1,012,421

		$1,744,459

JAPAN — 19.9%
Asahi Glass Co., Ltd.	21,000	$200,056
Asics Corp.	17,000	157,532
Astellas Pharma, Inc.	19,000	641,993
Daito Trust Construction Co., Ltd.	4,500	255,792
Fanuc, Ltd.	2,000	229,178
Honda Motor Co., Ltd.	5,500	161,414
ITOCHU Corp.	117,700	937,716
Itochu Techno-Solutions Corp.	8,500	312,182
JGC Corp	18,000	277,455
Makita Corp.	33,300	901,271
Marubeni Corp.	94,000	489,705
Miraca Holdings, Inc.	5,500	165,889
Mitsubishi Corp.	39,400	829,942
Mitsui & Co., Ltd.	62,800	748,008
NHK Spring Co., Ltd.	16,000	147,904
Nidec Corp.	3,200	271,217
Nippon Electric Glass Co., Ltd.	30,000	348,514
Nippon Telegraph & Telephone Corp.	8,300	341,417
Obic Co., Ltd.	1,190	231,168
Omron Corp.	12,600	278,228
Sankyo Co., Ltd.	9,200	418,465
Shimamura Co., Ltd.	7,300	663,261
Shionogi & Co., Ltd.	8,600	179,114
Tokyo Electron, Ltd.	5,400	296,271
USS Co., Ltd.	2,440	175,645
Yamada Denki Co., Ltd.	2,340	154,167

		$9,813,504

NETHERLANDS — 1.6%
Koninklijke Vopak NV	6,137	$226,945
Mediq NV	8,764	161,294

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

	Shares	Value

NETHERLANDS — continued
Royal Dutch Shell PLC — Class B	16,823	$410,504

		$798,743

NEW ZEALAND — 0.4%
Fletcher Building, Ltd.	33,183	$179,124

NORWAY — 0.8%
Telenor ASA	32,407	$411,868

RUSSIA — 0.4%
Lukoil OAO, ADR	3,874	$199,511

SINGAPORE — 3.0%
Jardine Cycle & Carriage, Ltd.	45,000	$966,979
Oversea-Chinese Banking Corp., Ltd.	80,000	508,273

		$1,475,252

SOUTH AFRICA — 0.5%
Sasol, Ltd., ADR	6,522	$230,031

SOUTH KOREA — 0.5%
POSCO, ADR	2,703	$254,947

SPAIN — 5.9%
Acciona SA	3,366	$258,884
Banco Bilbao Vizcaya Argentaria SA	19,305	203,645
Banco Bilbao Vizcaya Argentaria SA, ADR	17,986	185,076
Banco Santander SA	44,857	480,222
Banco Santander SA, ADR	45,336	476,028
Mapfre SA	75,893	208,791
Telefonica SA	59,015	1,102,746

		$2,915,392

SWEDEN — 2.5%
SKF AB — Class B	19,196	$348,301
Svenska Handelsbanken AB — Class A	22,811	563,387
TeliaSonera AB	53,235	344,434

		$1,256,122

SWITZERLAND — 6.9%
ABB, Ltd.*	10,929	$192,260
Credit Suisse Group AG	6,977	264,755
Holcim, Ltd.	2,499	168,825
Nestle SA	27,149	1,314,209
Novartis AG	10,638	518,903
Roche Holding AG	1,584	219,015
Swatch Group AG (The) — Class B	1,501	426,630
Zurich Financial Services AG (Inhaberktie)	1,374	305,163

		$3,409,760

UNITED ARAB EMIRATES — 0.4%
Dragon Oil PLC*	32,873	$200,660

	Shares	Value

UNITED KINGDOM — 15.8%
AstraZeneca PLC	23,305	$1,104,922
Aviva PLC	129,462	608,374
BAE Systems PLC	58,939	276,440
Barclays PLC (Ordinary)	124,540	504,100
BG Group PLC	7,723	116,237
BHP Billiton PLC	24,543	644,231
BP PLC	61,502	293,430
British American Tobacco PLC	9,306	297,458
Carnival PLC	9,170	299,491
Centrica PLC	68,034	301,998
Ensco PLC, ADR	5,775	226,842
HSBC Holdings PLC	38,040	350,120
Investec PLC	68,309	463,566
Man Group PLC	72,865	243,427
Rio Tinto PLC	10,200	452,999
Sage Group PLC (The)	58,478	202,624
Schroders PLC	15,355	278,658
Smith & Nephew PLC	16,495	156,830
Vodafone Group PLC	234,352	487,879
WPP PLC	28,376	269,791
Xstrata PLC	18,298	242,767

		$7,822,184

TOTAL EQUITY INTERESTS — 97.2%
(identified cost, $48,648,289)		$47,990,844

INVESTMENT COMPANIES — 3.5%
iShares MSCI Brazil Index Fund	11,805	$731,438
iShares MSCI Emerging Markets Index Fund	26,440	$986,741

TOTAL INVESTMENT COMPANIES — 3.5%
(identified cost, $1,810,472)		$1,718,179

TOTAL INVESTMENTS — 100.7%
(identified cost, $50,458,761)		$49,709,023

OTHER ASSETS, LESS LIABILITIES — (0.7%)		(364,017)

NET ASSETS — 100.0%		$49,345,006

ADR — American Depository Receipt

PLC — Public Limited Company

*	Non-income producing security.

Portfolio Composition By Sector
% of portfolio at 06/30/10
Financials	23.4%
Industrials	16.9%
Consumer Discretionary	9.3%
Energy	8.8%
Other	41.6%

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2010 (Unaudited)

ASSETS:
Investments, at value (identified cost $50,458,761) (Note 1A)	$49,709,023
Foreign currency, at value (cost $110,714) (Note 1A)	111,042
Receivable for fund shares sold	66,854
Dividends receivable	80,100
Tax reclaims receivable	142,783
Prepaid expenses and other assets	37,822

Total assets	$50,147,624

LIABILITIES:
Demand note payable (Note 8)	$669,959
Payable for fund shares reacquired	48,311
Payable to custodian	72,420
Accrued expenses and other liabilities	11,928

Total liabilities	$802,618

NET ASSETS	$49,345,006

NET ASSETS CONSIST OF:
Paid-in capital	$105,685,036
Accumulated net realized loss on investments and foreign currency	(56,195,572)
Undistributed net investment income	602,360
Unrealized depreciation on investments and foreign currency	(746,818)

Net assets applicable to outstanding shares	$49,345,006

SHARES OF BENEFICIAL INTEREST OUTSTANDING	4,104,686

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.02

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME (Note 1C)
Dividend income (net of foreign taxes, $152,367)	$1,110,786
Income from securities lending (net)	333

Total investment income	$1,111,119

Expenses –
Investment adviser fee (Note 3)	$247,865
Administrator fee (Note 3)	52,671
Compensation of Trustees who are not employees of the investment adviser or administrator	7,188
Custodian fee (Note 1F)	17,075
Accountant fees	30,788
Distribution expenses (Note 4)	77,458
Transfer and dividend disbursing agent fees	26,881
Printing	214
Shareholder communications	3,670
Audit services	18,605
Legal services	10,214
Registration costs	5,306
Miscellaneous	11,193

Total expenses	$509,128

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(458)

Total deductions	$(458)

Net expenses	$508,670

Net investment income	$602,449

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss –
Investment transactions	$(381,469)
Foreign currency transactions	(99,682)

Net realized loss	$(481,151)

Change in unrealized appreciation (depreciation) –
Investments	$(10,071,872)
Foreign currency	(6,279)

Net change in unrealized appreciation (depreciation) on investments	$(10,078,151)

Net realized and unrealized loss on investments and foreign currency	$(10,559,302)

Net decrease in net assets from operations	$(9,956,853)

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)

STATEMENTS OF CHANGES IN NET ASSETS	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$602,449	$1,117,967
Net realized loss on investments and foreign currency transactions	(481,151)	(19,779,893)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(10,078,151)	36,832,030

Net increase (decrease) in net assets from operations	$(9,956,853)	$18,170,104

Distributions to shareholders (Note 2)
From net investment income	$(1,069,411)	$—

Total distributions	$(1,069,411)	$—

Net decrease in net assets from fund share transactions (Note 6)	$(8,467,660)	$(16,476,708)

Net increase (decrease) in net assets	$(19,493,924)	$1,693,396

NET ASSETS:
At beginning of period	68,838,930	67,145,534

At end of period	$49,345,006	$68,838,930

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$602,360	$1,069,322

See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,
FINANCIAL HIGHLIGHTS			2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.461		$10.810	$22.470	$22.830	$18.060	$15.070

Income (loss) from investment operations:
Net investment income(1) (2)	$0.132		$0.208	$0.483	$0.434	$0.255	$0.129
Net realized and unrealized gain (loss)	(2.341)		3.443	(11.002)	0.755	4.859	3.028

Total income (loss) from investment operations	$(2.209)		$3.651	$(10.519)	$1.189	$5.114	$3.157

Less distributions:
From net investment income	$(0.230)		$—	$(0.575)	$(0.491)	$(0.320)	$(0.167)
From net realized gains	—		—	(0.558)	(1.058)	(0.024)	—
Tax return of capital	—		—	(0.008)	—	—	—

Total distributions	$(0.230)		$—	$(1.141)	$(1.549)	$(0.344)	$(0.167)

Net asset value, end of period	$12.022		$14.461	$10.810	$22.470	$22.830	$18.060

Total Return(3)	(15.50%	)(4)	33.77%	(47.74% )	5.50%	28.49%	21.13%

Ratios/Supplemental Data(1):
Net assets, end of period (000 omitted)	$49,345		$68,839	$67,146	$183,608	$218,201	$109,897
Ratios (As a percentage of average daily net assets):
Net expenses	1.64%	(5)	1.63%	1.54%	1.49%	1.46%	1.66%
Net expenses after custodian fee reduction	N/A	(5)	1.63%	1.53%	1.47%	1.37%	1.62%
Net investment income	1.94%	(5)	1.75%	2.71%	1.82%	1.26%	0.81%
Portfolio turnover rate	57%	(4)	64%	82%	138%	116%	99%

(1)    For the six months ended June 30, 2010, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2010
Net investment income per share(2)	$0.132

Ratios (As a percentage of average daily net assets):
Expenses	1.64%	(5)

Net investment income	1.94%	(5)

(2)	Computed using average shares outstanding.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements

Wright Managed Equity Trust

Notes to Financial Statements

1. Significant Accounting Policies

Wright Select Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31, 2009, WSBC, WMBC and WIBC, for federal income tax purposes, had capital loss carryforwards of $2,193,372, $20,781,823 and $53,550,800, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WSBC	WMBC	WIBC
2010	$—	$12,738,080	$—
2011	—	2,230,768	—
2016	640,031	875,589	18,850,926
2017	1,553,341	4,937,386	34,699,874

Additionally, at December 31, 2009, WSBC had net capital losses of $7,815, attributable to security transactions incurred after October 31, 2009. These net capital losses were treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of June 30, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E. Expenses — The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments and foreign currency transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. Indemnifications — Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

I. Interim Financial Statements — The interim financial statements relating to June 30, 2010, and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of Funds’ management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$16,687	$2,051	$1,069,322
Capital loss carryforward and post October losses	(2,201,187)	(20,781,823)	(53,550,800)
Net unrealized appreciation	2,100,798	216,003	7,167,711

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and distributions from real estate investment trusts.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. For WIBC, the fee is computed at an annual rate of 0.80% of its average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For WSBC and WMBC, the fee is computed at an annual rate of 0.60% of their average daily net assets up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the six months ended June 30, 2010, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$54,656	0.60%
WMBC	76,511	0.60%
WIBC	247,865	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the six months ended June 30, 2010, the administrator fee for WSBC, WMBC and WIBC amounted to $10,931, $15,302 and $52,671, respectively. Wright also waived and/or reimbursed expenses for WSBC, WMBC and WIBC (see Note 4).

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid or accrued to WISDI for the six months ended June 30, 2010, for WSBC, WMBC and WIBC were $22,773, $31,879 and $77,458, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the six months ended June 30, 2010, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2011 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $36,067, $22,430 and $458 for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

	Six Months Ended June 30, 2010
	WSBC	WMBC	WIBC
Purchases	$5,448,107	$9,089,607	$35,133,048

Sales	$5,214,048	$12,735,611	$43,564,793

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Sold	332,617	$2,950,358	215,260	$1,502,588
Issued to shareholders in payment of distributions declared	1,610	14,107	—	—
Redemptions	(268,067)	(2,388,486)	(425,279)	(2,840,480)

Net increase (decrease)	66,160	$575,979	(210,019)	$(1,337,892)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Sold	122,911	$1,366,826	893,986	$7,946,834
Issued to shareholders in payment of distributions declared	154	1,691	25,410	270,513
Redemptions	(511,828)	(5,620,217)	(1,883,001)	(18,975,348)

Net decrease	(388,763)	$(4,251,700)	(963,605)	$(10,758,001)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Sold	306,084	$4,285,299	982,921	$11,778,461
Issued to shareholders in payment of distributions declared	55,579	770,886	—	—
Redemptions	(1,017,149)	(13,525,341)	(2,433,845)	(28,255,506)
Redemption fees	—	1,496	—	337

Net decrease	(655,486)	$(8,467,660)	(1,450,924)	$(16,476,708)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2010, as determined on a federal income tax basis, were as follows:

	Six Months Ended June 30, 2010
	WSBC	WMBC	WIBC
Aggregate cost	$15,503,039	$23,820,175	$50,458,761

Gross unrealized appreciation	$2,313,018	$1,016,299	$4,555,332
Gross unrealized depreciation	(804,103)	(3,232,520)	(5,305,070)

Net unrealized appreciation (depreciation)	$1,508,915	$(2,216,221)	$(749,738)

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At June 30, 2010, WMBC and WIBC had a balance outstanding pursuant to this line of credit of $361,739 and $669,959, respectively, at an interest rate of 1.35%.

The average borrowings and average interest rate (annualized) for the six months ended June 30, 2010, were as follows:

	WMBC	WIBC
Average borrowings	$170,455	$173,924
Average interest rate	1.3%	1.3%

9. Risks Associated With Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Securities Lending Agreement

WIBC has established a securities lending arrangement with Union Bank as securities lending agent in which WIBC lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral may be invested in government securities. WIBC earns interest on the amount invested in the portfolio, but it must pay to or receive from a broker a rebate fee, depending on the securities loaned, computed as a varying percentage of the collateral received. The broker fee and interest income earned is offset by the broker rebate fees received of $37,747 for the six months ended June 30, 2010. In the event of counterparty default, WIBC is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. WIBC bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. WIBC has the right under the securities lending agreement to recover the securities from the borrower on demand. As of June 30, 2010, WIBC had no securities on loan.

11. Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$16,515,746	$—	$—	$16,515,746

Short-term Investments	496,208			496,208

Total Investments	$17,011,954	$—	$—	$17,011,954

WMBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$20,564,651	$—	$—	$20,564,651

Investment Companies	1,039,303			1,039,303

Total Investments	$21,603,954	$—	$—	$21,603,954

WIBC

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$47,990,844	$—	$—	$47,990,844

Investment Companies	1,718,179			1,718,179

Total Investments	$49,709,023	$—	$—	$49,709,023

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

During the six months ended June 30, 2010, the Funds held no investments or other financial instruments, whose fair value was determined using Level 3 inputs.

12. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the six months ended June 30, 2010, events and transactions subsequent to June 30, 2010, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments — As of June 30, 2010 (Unaudited)

Face Amount	Description	Coupon Rate		Maturity Date	Value

FIXED INCOME INVESTMENTS — 98.2%

ASSET-BACKED SECURITIES — 2.7%
$145,564	AEP Texas Central Transition Funding LLC, Series 2006-A, Class A2	4.980%		07/01/13	$153,615
270,000	Citibank Credit Card Issuance Trust, Series 2009-A1, Class A1	2.100	%(1)	03/17/14	276,879
145,000	Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4	4.550%		01/15/17	153,744
180,000	PSE&G Transition Funding LLC, Series 2001-1, Class A7	6.750%		06/15/16	210,877

Total Asset-Backed Securities (identified cost, $750,864)					$795,115

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.1%
$220,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A5	4.733%		10/15/41	$228,350
285,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5	3.936%		05/15/38	294,168
330,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A5	4.878%		01/15/42	343,874
265,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4	5.372%		09/15/39	274,509
270,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4	5.291	%(1)	01/12/44	288,407
420,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	6.104	%(1)	06/12/46	447,548
99,110	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class A2	4.467%		03/18/36	102,184
85,651	Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2	4.470	%(1)	07/25/34	85,739

Total Commercial Mortgage-Backed Securities (identified cost, $1,933,609)					$2,064,779

NON-AGENCY MORTGAGE-BACKED SECURITIES — 0.0%
$201,363	First Horizon Alternative Mortgage Securities, Series 2005-AA10, Class 1A2	5.655	%(1)	12/25/35	$2,224

Total Non-Agency Mortgage-Backed Securities (identified cost, $201,362)					$2,224

CORPORATE BONDS — 39.0%

AUTOMOTIVE — 0.7%
$55,000	AutoZone, Inc.	5.750%		01/15/15	$61,072
110,000	PACCAR, Inc.	6.875%		02/15/14	127,539

BANKS & MISCELLANEOUS FINANCIAL — 7.4%
$60,000	American Express Credit Corp.	7.300%		08/20/13	$67,980
260,000	Citigroup, Inc.	6.500%		08/19/13	277,142
130,000	Credit Suisse USA, Inc.	0.544	%(1)	04/12/13	130,088
210,000	Deutsche Bank AG/London	5.375%		10/12/12	225,158
100,000	Goldman Sachs Group, Inc. (The)	1.135	%(1)	09/29/14	94,321
115,000	Goldman Sachs Group, Inc. (The)	6.150%		04/01/18	120,650
235,000	HSBC Finance Corp.	6.375%		10/15/11	245,666
70,000	Jefferies Group, Inc.	8.500%		07/15/19	78,755
110,000	JPMorgan Chase & Co.	6.300%		04/23/19	124,458
125,000	Merrill Lynch & Co., Inc.	6.050%		05/16/16	129,326
100,000	Morgan Stanley	5.300%		03/01/13	104,055
120,000	Nomura Holdings, Inc.	5.000%		03/04/15	126,933
55,000	SunTrust Banks, Inc.	6.000%		09/11/17	56,027
130,000	TD Ameritrade Holding Corp.	4.150%		12/01/14	135,046
100,000	Wachovia Corp.	0.688	%(1)	03/01/12	98,898
110,000	Wells Fargo & Co.	4.375%		01/31/13	116,360

CABLE TV — 1.1%
$90,000	Comcast Cable Communications Holdings, Inc.	9.455%		11/15/22	$124,403
135,000	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%		05/15/16	146,818
50,000	Time Warner Cable, Inc.	8.250%		04/01/19	61,590

CHEMICALS — 0.4%
$100,000	Lubrizol Corp.	8.875%		02/01/19	$125,344

COMMUNICATIONS EQUIPMENT — 0.5%
$140,000	Harris Corp.	5.000%		10/01/15	$149,606

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate		Maturity Date	Value

COMPUTERS & PERIPHERALS — 0.6%
$30,000	Dell, Inc.	5.625%		04/15/14	$33,667
105,000	International Business Machines Corp.	7.625%		10/15/18	135,222

DIVERSIFIED FINANCIALS — 3.2%
$7,000	Ameriprise Financial, Inc.	5.350%		11/15/10	$7,082
55,000	Ameriprise Financial, Inc.	5.650%		11/15/15	61,021
65,000	BlackRock, Inc.	3.500%		12/10/14	67,481
55,000	Capital One Financial Corp.	7.375%		05/23/14	62,944
110,000	Daimler Finance North America LLC	6.500%		11/15/13	123,210
225,000	General Electric Capital Corp.	6.750%		03/15/32	242,863
110,000	John Deere Capital Corp.	5.250%		10/01/12	119,259
210,000	National Rural Utilities Cooperative Finance Corp.	7.250%		03/01/12	230,375

DIVERSIFIED MANUFACTURING — 0.7%
$110,000	Honeywell International, Inc.	3.875%		02/15/14	$118,422
55,000	Tyco International Finance SA	8.500%		01/15/19	71,213

ELECTRIC UTILITIES — 3.2%
$115,000	American Electric Power Co., Inc.	5.250%		06/01/15	$125,779
110,000	Consolidated Edison Co. of New York, Inc.	7.125%		12/01/18	136,739
90,000	Dominion Resources, Inc.	6.300%		03/15/33	99,397
115,000	Duke Energy Indiana, Inc.	5.000%		09/15/13	123,898
80,000	Exelon Generation Co. LLC	5.200%		10/01/19	85,259
115,000	FPL Group Capital, Inc.	7.300	%(1)	09/01/67	113,430
55,000	Hawaiian Electric Industries, Inc.	6.141%		08/15/11	57,111
50,000	Pacific Gas & Electric Co.	8.250%		10/15/18	64,075
60,000	Public Service Electric & Gas Co.	5.300%		05/01/18	65,916
55,000	TransAlta Corp.	4.750%		01/15/15	57,971

FOOD–RETAIL — 0.9%
$115,000	Kraft Foods, Inc.	6.000%		02/11/13	$126,859
120,000	Safeway, Inc.	5.000%		08/15/19	129,033

FOOD, BEVERAGE & TOBACCO — 2.6%
$55,000	Altria Group, Inc.	9.700%		11/10/18	$69,756
60,000	Anheuser-Busch Cos., Inc.	5.050%		10/15/16	64,589
115,000	Coca-Cola Co. (The)	3.625%		03/15/14	122,975
55,000	ConAgra Foods, Inc.	5.875%		04/15/14	62,240
55,000	Diageo Capital PLC	4.828%		07/15/20	58,457
60,000	General Mills, Inc.	5.650%		02/15/19	68,295
40,000	PepsiAmericas, Inc.	4.375%		02/15/14	43,670
100,000	PepsiCo, Inc.	7.900%		11/01/18	129,503
105,000	Philip Morris International, Inc.	6.875%		03/17/14	121,582

HOTELS, RESTAURANTS & LEISURE — 0.2%
$60,000	Brinker International, Inc.	5.750%		06/01/14	$63,046

HOUSEHOLD & PERSONAL PRODUCTS — 0.9%
$115,000	Avon Products, Inc.	5.625%		03/01/14	$128,645
60,000	Estee Lauder Cos., Inc. (The)	6.000%		05/15/37	67,513
60,000	NBTY, Inc.	7.125%		10/01/15	60,000

INSURANCE — 3.8%
$100,000	ACE INA Holdings, Inc.	5.875%		06/15/14	$110,722
125,000	MetLife, Inc.	5.000%		06/15/15	133,756
130,000	OneBeacon US Holdings, Inc.	5.875%		05/15/13	136,289
255,000	PartnerRe Finance B LLC	5.500%		06/01/20	246,897
55,000	Principal Financial Group, Inc.	8.875%		05/15/19	67,547
130,000	Principal Life Income Funding Trusts	0.554	%(1)	11/08/13	128,098
50,000	Prudential Financial, Inc.	7.375%		06/15/19	57,995
200,000	Travelers Cos., Inc. (The)	5.500%		12/01/15	224,966

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

LEISURE — 0.2%
$55,000	NetFlix, Inc.	8.500%	11/15/17	$57,475

MATERIALS — 0.2%
$55,000	Steel Dynamics, Inc.	7.375%	11/01/12	$57,200

MEDIA — 1.3%
$95,000	McGraw-Hill Cos., Inc. (The)	5.900%	11/15/17	$105,490
115,000	Time Warner Cos., Inc.	6.950%	01/15/28	130,261
120,000	Viacom, Inc.	4.375%	09/15/14	127,666

MEDICAL — 2.3%
$245,000	Bristol-Myers Squibb Co.	5.875%	11/15/36	$274,064
40,000	McKesson Corp.	6.500%	02/15/14	45,741
100,000	Medtronic, Inc.	4.500%	03/15/14	109,752
55,000	UnitedHealth Group, Inc.	6.000%	02/15/18	61,421
115,000	Wyeth	5.500%	02/01/14	129,290
55,000	Zimmer Holdings, Inc.	4.625%	11/30/19	57,868

MINING — 0.5%
$80,000	Barrick Gold Financeco LLC	6.125%	09/15/13	$89,250
50,000	Rio Tinto Finance USA, Ltd.	8.950%	05/01/14	60,697

OIL & GAS — 3.3%
$205,000	Baker Hughes, Inc.	6.875%	01/15/29	$241,858
35,000	Marathon Oil Corp.	6.500%	02/15/14	39,441
50,000	Newfield Exploration Co.	6.625%	04/15/16	50,500
60,000	Oneok, Inc.	5.200%	06/15/15	62,869
50,000	ONEOK Partners LP	6.850%	10/15/37	52,952
100,000	Sempra Energy	6.000%	02/01/13	108,752
50,000	Smith International, Inc.	9.750%	03/15/19	68,163
60,000	Spectra Energy Capital LLC	5.650%	03/01/20	63,163
170,000	TransCanada PipeLines, Ltd.	6.500%	08/15/18	199,458
55,000	Valero Energy Corp.	9.375%	03/15/19	66,724

RETAIL — 0.9%
$115,000	Hasbro, Inc.	6.125%	05/15/14	$122,523
120,000	Home Depot, Inc.	5.200%	03/01/11	123,041
22,000	Ltd. Brands, Inc.	5.250%	11/01/14	21,945

SEMICONDUCTOR EQUIPMENT & PRODUCTS — 0.7%
$165,000	Applied Materials, Inc.	7.125%	10/15/17	$192,856

TECHNOLOGY — 0.4%
$120,000	Intuit, Inc.	5.400%	03/15/12	$127,446

TELECOMMUNICATIONS — 2.5%
$110,000	AT&T, Inc.	5.800%	02/15/19	$124,056
70,000	British Telecommunications PLC	9.875%	12/15/30	85,638
105,000	Cellco Partnership/Verizon Wireless Capital LLC	5.550%	02/01/14	117,817
120,000	France Telecom SA	7.750%	03/01/11	125,240
60,000	L-3 Communications Corp.	5.875%	01/15/15	59,550
175,000	Verizon Global Funding Corp.	7.750%	12/01/30	218,691

TRANSPORTATION — 0.5%
$120,000	Burlington Northern Santa Fe LLC	6.200%	08/15/36	$135,445

Total Corporate Bonds (identified cost, $10,477,002)				$11,266,305

CONVERTIBLE BONDS — 0.9%
$130,000	NASDAQ OMX Group, Inc. (The)	2.500%	08/15/13	$123,988
125,000	National City Corp.	4.000%	02/01/11	126,562

Total Convertible Bonds (identified cost, $245,698)				$250,550

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate		Maturity Date	Value

U.S. GOVERNMENT INTERESTS — 48.5%

AGENCY MORTGAGE-BACKED SECURITIES — 21.8%
$200,346	FHLMC Gold Pool #A32600	5.500%		05/01/35	$215,761
44,697	FHLMC Gold Pool #C01646	6.000%		09/01/33	49,162
22,194	FHLMC Gold Pool #C27663	7.000%		06/01/29	25,237
128,574	FHLMC Gold Pool #C47318	7.000%		09/01/29	148,344
228,612	FHLMC Gold Pool #C66878	6.500%		05/01/32	254,345
166,610	FHLMC Gold Pool #C91046	6.500%		05/01/27	183,258
44,744	FHLMC Gold Pool #D66753	6.000%		10/01/23	47,496
9,711	FHLMC Gold Pool #E00903	7.000%		10/01/15	10,529
237,145	FHLMC Gold Pool #G01035	6.000%		05/01/29	261,800
138,058	FHLMC Gold Pool #G02478	5.500%		12/01/36	148,464
172,505	FHLMC Gold Pool #H19018	6.500%		08/01/37	188,338
101,434	FHLMC Gold Pool #N30514	5.500%		11/01/28	108,350
300,466	FHLMC Gold Pool #P00024	7.000%		09/01/32	333,231
21,349	FHLMC Gold Pool #P50031(2)	7.000%		08/01/18	23,564
47,803	FHLMC Gold Pool #P50064(2)	7.000%		09/01/30	52,763
88,684	FHLMC Pool #1B1291	3.130	%(1)	11/01/33	91,983
308,415	FHLMC Pool #1G0233	3.045	%(1)	05/01/35	320,719
65,591	FHLMC Pool #781071	5.218	%(1)	11/01/33	69,383
59,590	FHLMC Pool #781804	5.027	%(1)	07/01/34	63,719
27,756	FHLMC Pool #781884	5.106	%(1)	08/01/34	29,682
73,897	FHLMC Pool #782862	5.006	%(1)	11/01/34	78,756
257,469	FHLMC Series 1983, Class Z	6.500%		12/15/23	282,485
195,769	FHLMC Series 2044, Class PE	6.500%		04/15/28	203,647
121,833	FNMA Pool #253057	8.000%		12/01/29	141,199
20,341	FNMA Pool #254845	4.000%		07/01/13	20,870
20,520	FNMA Pool #254863	4.000%		08/01/13	20,987
23,270	FNMA Pool #479477	6.000%		01/01/29	25,781
20,379	FNMA Pool #489357	6.500%		03/01/29	22,755
19,101	FNMA Pool #535332	8.500%		04/01/30	22,267
36,971	FNMA Pool #545782	7.000%		07/01/32	42,320
28,027	FNMA Pool #597396	6.500%		09/01/31	31,296
53,376	FNMA Pool #725866	4.500%		09/01/34	55,897
122,179	FNMA Pool #738630	5.500%		11/01/33	131,789
218,201	FNMA Pool #745467	5.656	%(1)	04/01/36	233,276
434,287	FNMA Pool #745755	5.000%		12/01/35	461,584
172,614	FNMA Pool #747529	4.500%		10/01/33	181,088
571,977	FNMA Pool #781893	4.500%		11/01/31	599,700
55,848	FNMA Pool #809888	4.500%		03/01/35	58,416
70,924	FNMA Pool #906455	5.920	%(1)	01/01/37	76,567
86,059	GNMA I Pool #374892	7.000%		02/15/24	97,301
32,975	GNMA I Pool #376400	6.500%		02/15/24	36,712
45,087	GNMA I Pool #379982	7.000%		02/15/24	50,976
165,658	GNMA I Pool #393347	7.500%		02/15/27	188,480
59,459	GNMA I Pool #410081	8.000%		08/15/25	68,732
34,461	GNMA I Pool #427199	7.000%		12/15/27	39,148
8,041	GNMA I Pool #436214	6.500%		02/15/13	8,759
63,038	GNMA I Pool #448490	7.500%		03/15/27	71,722
48,598	GNMA I Pool #458762	6.500%		01/15/28	54,621
53,760	GNMA I Pool #460726	6.500%		12/15/27	60,070
15,492	GNMA I Pool #488924	6.500%		11/15/28	17,412
12,858	GNMA I Pool #510706	8.000%		11/15/29	14,929
50,818	GNMA I Pool #581536	5.500%		06/15/33	55,325
116,063	GNMA II Pool #002630	6.500%		08/20/28	131,015
5,438	GNMA II Pool #002909	8.000%		04/20/30	6,316
13,916	GNMA II Pool #002972	7.500%		09/20/30	15,807

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES — continued
$4,993	GNMA II Pool #002973	8.000%	09/20/30	$5,779
51,675	GNMA II Pool #003095	6.500%	06/20/31	57,892

U.S. GOVERNMENT AGENCIES — 1.5%
$225,000	Citigroup, Inc. (FDIC Guaranteed)	2.875%	12/09/11	$232,076
145,000	JPMorgan Chase & Co. (FDIC Guaranteed)	3.125%	12/01/11	150,056
55,000	PNC Funding Corp. (FDIC Guaranteed)	2.300%	06/22/12	56,657

U.S. TREASURIES — 25.2%
$1,030,000	U.S. Treasury Notes	0.875%	04/30/11	$1,034,748
450,000	U.S. Treasury Notes	0.750%	11/30/11	451,758
1,555,000	U.S. Treasury Notes	3.875%	02/15/13	1,680,008
865,000	U.S. Treasury Notes	3.375%	07/31/13	927,577
670,000	U.S. Treasury Notes	4.500%	11/15/15	760,764
505,000	U.S. Treasury Notes	3.250%	06/30/16	535,655
1,165,000	U.S. Treasury Notes	3.875%	05/15/18	1,273,491
80,000	U.S. Treasury Interest Strip	0.000%	11/15/19	59,626
615,000	U.S. Treasury Interest Strip	0.000%	11/15/30	267,387
950,000	U.S. Treasury Principal Strip	0.000%	08/15/39	288,412

Total U.S. Government Interests (identified cost, $13,400,744)				$14,016,019

TOTAL FIXED INCOME INVESTMENTS (identified cost, $27,009,279) — 98.2%				$28,394,992

SHORT-TERM INVESTMENTS — 2.3%
$658,239	Fidelity Government Money Market Fund, 0.05%			$658,239

TOTAL SHORT-TERM INVESTMENTS (identified cost, $658,239) — 2.3%				$658,239

TOTAL INVESTMENTS (identified cost, $27,667,518) — 100.5%				$29,053,231

OTHER ASSETS, LESS LIABILITIES — (0.5%)				(137,780)

NET ASSETS — 100.0%				$28,915,451

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

(1)	Adjustable rate security. Rate shown is the rate at period end.
(2)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At year end, the value of these securities amounted to $76,327 or 0.3% of net assets.

Portfolio Composition by Security Type
% of total investments at 06/30/10
Asset-Backed Securities	2.7%
Commercial Mortgage-Backed Securities	7.1%
Non-Agency Mortgage-Backed Securities	0.0%
Corporate Bonds	38.8%
Convertible Bonds	0.9%
U.S. Government Interests	48.2%
Short-Term Investments	2.3%

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2010 (Unaudited)

ASSETS:
Investments, at value (identified cost $27,667,518) (Note 1A)	$29,053,231
Receivable for fund shares sold	2,111
Investment securities sold	1,244,779
Dividends and interest receivable	264,682
Tax reclaims receivable	97
Prepaid expenses and other assets	28,401

Total assets	$30,593,301

LIABILITIES:
Payable for fund shares reacquired	$549
Investment securities purchased	1,635,015
Distributions payable	26,328
Accrued expenses and other liabilities	15,958

Total liabilities	$1,677,850

NET ASSETS	$28,915,451

NET ASSETS CONSIST OF:
Paid-in capital	$29,905,213
Accumulated net realized loss on investments	(2,307,039)
Distributions in excess of net investment income	(68,436)
Unrealized appreciation on investments	1,385,713

Net assets applicable to outstanding shares	$28,915,451

SHARES OF BENEFICIAL INTEREST OUTSTANDING	2,230,523

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.96

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME (Note 1C)
Dividend income	$82
Interest income (net of foreign taxes, $194)	582,470

Total investment income	$582,552

Expenses –
Investment adviser fee (Note 3)	$58,375
Administrator fee (Note 3)	9,081
Compensation of Trustees who are not employees of the investment adviser or administrator	10,926
Accountant fees	19,087
Distribution expenses (Note 4)	32,431
Transfer and dividend disbursing agent fees	14,133
Printing	124
Shareholder communications	1,890
Audit services	16,864
Legal services	4,908
Registration costs	5,277
Miscellaneous	9,586

Total expenses	$182,682

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(91,860)

Total deductions	$(91,860)

Net expenses	$90,822

Net investment income	$491,730

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	$156,808
Net change in unrealized appreciation (depreciation) on investments	608,324

Net realized and unrealized gain on investments	$765,132

Net increase in net assets from operations	$1,256,862

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

STATEMENTS OF CHANGES IN NET ASSETS	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$491,730	$1,053,830
Net realized gain (loss) on investment transactions	156,808	(237,554)
Net change in unrealized appreciation (depreciation) on investments	608,324	1,465,401

Net increase in net assets from operations	$1,256,862	$2,281,677

Distributions to shareholders (Note 2)
From net investment income	$(541,211)	$(1,139,933)

Total distributions	$(541,211)	$(1,139,933)

Net increase in net assets from fund share transactions (Note 6)	$3,643,589	$152,064

Net increase in net assets	$4,359,240	$1,293,808

NET ASSETS:
At beginning of period	24,556,211	23,262,403

At end of period	$28,915,451	$24,556,211

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$(68,436)	$(18,955)

See notes to financial statements

Wright Total Return Bond Fund (WTRB)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,
FINANCIAL HIGHLIGHTS			2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.616		$11.990	$12.390	$12.290	$12.430	$12.770

Income (loss) from investment operations:
Net investment income(1)(2)	$0.235		$0.558	$0.573	$0.558	$0.483	$0.465
Net realized and unrealized gain (loss)	0.331		0.672	(0.373)	0.115	(0.082)	(0.271)

Total income from investment operations	$0.566		$1.230	$0.200	$0.673	$0.401	$0.194

Less distributions:
From net investment income	$(0.218)		$(0.604)	$(0.600)	$(0.573)	$(0.541)	$(0.534)

Total distributions	$(0.218)		$(0.604)	$(0.600)	$(0.573)	$(0.541)	$(0.534)

Net asset value, end of period	$12.964		$12.616	$11.990	$12.390	$12.290	$12.430

Total Return(3)	4.80%	(4)	10.53%	1.69%	5.64%	3.34%	1.54%

Ratios/Supplemental Data(1):
Net assets, end of period (000 omitted)	$28,915		$24,556	$23,262	$24,989	$30,866	$41,288
Ratios (As a percentage of average daily net assets):
Net expenses	0.70%	(5)	0.70%	0.71%	0.87%	0.99%	0.98%
Net expenses after custodian fee reduction	N/A	(5)	0.70%	0.70%	0.85%	0.95%	0.95%
Net investment income	3.79%	(5)	4.53%	4.73%	4.56%	3.96%	3.66%
Portfolio turnover rate	50%	(4)	61%	125%	119%	90%	86%

(1)    For the six months ended June 30, 2010, and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2010		2009	2008	2007	2006	2005
Net investment income per share(2)	$0.191		$0.453	$0.475	$0.490	$0.453	$0.439

Ratios (As a percentage of average daily net assets):
Expenses	1.41%	(5)	1.55%	1.52%	1.41%	1.23%	1.18%

Expenses after custodian fee reduction	N/A	(5)	1.55%	1.51%	1.38%	1.19%	1.15%

Net investment income	3.08%	(5)	3.68%	3.93%	4.03%	3.72%	3.46%

(2)	Computed using average shares outstanding.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements

Wright Current Income Fund (WCIF)

Portfolio of Investments — As of June 30, 2010 (Unaudited)

Face Amount	Description	Coupon Rate		Maturity Date	Value

FIXED INCOME INVESTMENTS — 93.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES — 2.8%
$137,671	Bear Stearns Adj. Rate Mortgage Trust, Series 2003-4, Class 3A1	5.001	%(1)	07/25/33	$141,774
515,266	Chase Mortgage Finance Corp., Series 2003-S13, Class A16	5.000%		11/25/33	527,524
366,712	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-J1, Class 3A1	6.000%		02/25/36	290,650

Total Non-Agency Mortgage-Backed Securities (identified cost, $979,864)					$959,948

AGENCY MORTGAGE-BACKED SECURITIES — 90.7%
$326,207	FHLMC Gold Pool #A14706	4.000%		10/01/33	$331,321
29,364	FHLMC Gold Pool #C00548	7.000%		08/01/27	33,343
86,135	FHLMC Gold Pool #C00778	7.000%		06/01/29	97,945
222,472	FHLMC Gold Pool #C90580	6.000%		09/01/22	245,562
53,143	FHLMC Gold Pool #D81642	7.500%		08/01/27	60,732
105,643	FHLMC Gold Pool #D82572	7.000%		09/01/27	119,959
49,415	FHLMC Gold Pool #E00678	6.500%		06/01/14	52,502
52,158	FHLMC Gold Pool #E00721	6.500%		07/01/14	55,461
55,930	FHLMC Gold Pool #E81704	8.500%		05/01/15	63,556
81,639	FHLMC Gold Pool #E90181	6.500%		06/01/17	89,047
362,401	FHLMC Gold Pool #G02478	5.500%		12/01/36	389,717
300,466	FHLMC Gold Pool #P00024	7.000%		09/01/32	333,231
72,955	FHLMC Pool #845830	2.823	%(1)	07/01/24	76,206
161,975	FHLMC Series 4, Class D	8.000%		12/25/22	182,072
244,757	FHLMC Series 15, Class L	7.000%		07/25/23	253,559
89,269	FHLMC Series 23, Class KZ	6.500%		11/25/23	93,718
147,268	FHLMC Series 2176, Class OJ	7.000%		08/15/29	163,865
87,709	FHLMC Series 2201, Class C	8.000%		11/15/29	98,643
185,021	FHLMC Series 2259, Class ZM	7.000%		10/15/30	205,875
1,000,000	FHLMC Series 2586, Class WG	4.000%		03/15/33	1,021,905
616,338	FNMA Pool #252034	7.000%		09/01/28	701,136
65,094	FNMA Pool #254305	6.500%		05/01/22	72,487
106,981	FNMA Pool #255068	6.000%		01/01/24	118,218
809,762	FNMA Pool #255935	5.000%		11/01/25	863,193
58,360	FNMA Pool #535131	6.000%		03/01/29	64,656
247,081	FNMA Pool #673315	5.500%		11/01/32	266,670
1,147,445	FNMA Pool #725027	5.000%		11/01/33	1,220,463
60,913	FNMA Pool #733750	6.310%		10/01/32	67,705
368,352	FNMA Pool #735861	6.500%		09/01/33	411,311
189,428	FNMA Pool #745630	5.500%		01/01/29	205,511
208,268	FNMA Pool #801357	5.500%		08/01/34	224,780
244,263	FNMA Pool #813839	6.000%		11/01/34	269,697
173,099	FNMA Pool #871394	7.000%		04/01/21	187,857
268,138	FNMA Pool #888129	5.500%		02/01/37	288,307
553,492	FNMA Pool #888339	4.500%		04/01/37	578,936
245,800	FNMA Series 2003-W3, Class 2A5	5.356%		06/25/42	265,486
481,559	FNMA Series 2003-110, Class CK	3.000%		11/25/33	474,027
637,760	FNMA Series 2010-12, Class EY	4.000%		02/25/25	652,706
314,849	FNMA Series G93-5, Class Z	6.500%		02/25/23	351,500
856	GNMA I Pool #176992	8.000%		11/15/16	888
1,048	GNMA I Pool #177784	8.000%		10/15/16	1,161
9,080	GNMA I Pool #192357	8.000%		04/15/17	10,159
1,978	GNMA I Pool #194287	9.500%		03/15/17	2,250
949	GNMA I Pool #196063	8.500%		03/15/17	1,065
5,669	GNMA I Pool #211231	8.500%		05/15/17	6,360
1,072	GNMA I Pool #212601	8.500%		06/15/17	1,203
1,480	GNMA I Pool #220917	8.500%		04/15/17	1,660
4,472	GNMA I Pool #223348	10.000%		08/15/18	5,177
5,045	GNMA I Pool #228308	10.000%		01/15/19	5,820

See notes to financial statements

Wright Current Income Fund (WCIF)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES — continued
$2,332	GNMA I Pool #230223	9.500%	04/15/18	$2,683
3,340	GNMA I Pool #260999	9.500%	09/15/18	3,844
4,795	GNMA I Pool #263439	10.000%	02/15/19	5,584
1,268	GNMA I Pool #265267	9.500%	08/15/20	1,471
1,500	GNMA I Pool #266983	10.000%	02/15/19	1,747
713	GNMA I Pool #286556	9.000%	03/15/20	819
1,422	GNMA I Pool #301366	8.500%	06/15/21	1,619
4,166	GNMA I Pool #302933	8.500%	06/15/21	4,823
9,900	GNMA I Pool #308792	9.000%	07/15/21	11,422
1,721	GNMA I Pool #314222	8.500%	04/15/22	1,990
3,072	GNMA I Pool #315187	8.000%	06/15/22	3,545
8,639	GNMA I Pool #315754	8.000%	01/15/22	9,444
23,135	GNMA I Pool #319441	8.500%	04/15/22	25,284
7,173	GNMA I Pool #325165	8.000%	06/15/22	8,277
7,802	GNMA I Pool #335950	8.000%	10/15/22	8,678
113,850	GNMA I Pool #346987	7.000%	12/15/23	128,558
53,481	GNMA I Pool #352001	6.500%	12/15/23	59,146
20,440	GNMA I Pool #352110	7.000%	08/15/23	23,080
46,065	GNMA I Pool #368238	7.000%	12/15/23	52,017
43,144	GNMA I Pool #372379	8.000%	10/15/26	49,940
55,455	GNMA I Pool #396537	7.490%	03/15/25	63,030
41,514	GNMA I Pool #399726	7.490%	05/15/25	47,185
99,722	GNMA I Pool #399788	7.490%	09/15/25	113,344
28,135	GNMA I Pool #399958	7.490%	02/15/27	32,002
26,916	GNMA I Pool #399964	7.490%	04/15/26	30,583
50,877	GNMA I Pool #410215	7.500%	12/15/25	57,842
5,826	GNMA I Pool #414736	7.500%	11/15/25	6,623
23,847	GNMA I Pool #420707	7.000%	02/15/26	27,068
16,607	GNMA I Pool #421829	7.500%	04/15/26	18,875
9,945	GNMA I Pool #431036	8.000%	07/15/26	11,512
14,097	GNMA I Pool #431612	8.000%	11/15/26	16,317
7,010	GNMA I Pool #442190	8.000%	12/15/26	8,114
52,165	GNMA I Pool #448970	8.000%	08/15/27	60,452
13,299	GNMA I Pool #449176	6.500%	07/15/28	14,947
21,753	GNMA I Pool #462623	6.500%	03/15/28	24,449
165,943	GNMA I Pool #471369	5.500%	05/15/33	180,660
9,925	GNMA I Pool #475149	6.500%	05/15/13	10,811
326,846	GNMA I Pool #487108	6.000%	04/15/29	361,758
133,526	GNMA I Pool #489377	6.375%	03/15/29	149,233
534,192	GNMA I Pool #503405	6.500%	04/15/29	599,063
138,516	GNMA I Pool #509930	5.500%	06/15/29	151,048
337,746	GNMA I Pool #509965	5.500%	06/15/29	368,303
36,427	GNMA I Pool #524811	6.375%	09/15/29	40,713
16,952	GNMA I Pool #538314	7.000%	02/15/32	19,282
160,731	GNMA I Pool #595606	6.000%	11/15/32	177,900
24,530	GNMA I Pool #602377	4.500%	06/15/18	26,304
22,765	GNMA I Pool #603377	4.500%	01/15/18	24,411
126,299	GNMA I Pool #616829	5.500%	01/15/25	139,632
123,167	GNMA I Pool #623190	6.000%	12/15/23	135,683
458,953	GNMA I Pool #624600	6.150%	01/15/34	506,432
77,968	GNMA I Pool #640940	5.500%	05/15/35	84,688
609,813	GNMA I Pool #651773	6.000%	04/15/36	667,135
50,840	GNMA I Pool #658267	6.500%	02/15/22	55,385
354,515	GNMA I Pool #675363	6.000%	01/15/35	388,836
1,189,634	GNMA I Pool #711286	6.500%	10/15/32	1,325,921
39,644	GNMA I Pool #780429	7.500%	09/15/26	45,064
237,999	GNMA I Pool #780492	7.000%	09/15/24	268,836
136,386	GNMA I Pool #780977	7.500%	12/15/28	155,067

See notes to financial statements

Wright Current Income Fund (WCIF)

Portfolio of Investments — As of June 30, 2010 (Unaudited) — continued

Face Amount	Description	Coupon Rate	Maturity Date	Value

AGENCY MORTGAGE-BACKED SECURITIES — continued
$346,837	GNMA I Pool #781120	7.000%	12/15/29	$394,440
23,804	GNMA II Pool #000723	7.500%	01/20/23	26,937
1,936	GNMA II Pool #001596	9.000%	04/20/21	2,226
29,404	GNMA II Pool #002268	7.500%	08/20/26	33,282
124,522	GNMA II Pool #002442	6.500%	06/20/27	140,571
3,789	GNMA II Pool #002855	8.500%	12/20/29	4,414
163,144	GNMA II Pool #003284	5.500%	09/20/32	177,847
97,231	GNMA II Pool #003401	4.500%	06/20/33	102,371
140,909	GNMA II Pool #003554	4.500%	05/20/34	148,103
660,615	GNMA II Pool #003556	5.500%	05/20/34	718,813
396,575	GNMA II Pool #003689	4.500%	03/20/35	416,603
63,398	GNMA II Pool #004149	7.500%	05/20/38	69,616
709,639	GNMA II Pool #004308	5.000%	12/20/38	752,793
433,900	GNMA II Pool #004412	5.000%	04/20/39	459,609
162,452	GNMA II Pool #575787	5.760%	03/20/33	178,948
105,840	GNMA II Pool #608120	6.310%	01/20/33	116,992
304,124	GNMA II Pool #610116	5.760%	04/20/33	335,006
70,426	GNMA II Pool #610143	5.760%	06/20/33	77,577
238,323	GNMA II Pool #612121	5.760%	07/20/33	262,523
327,560	GNMA II Pool #648541	6.000%	10/20/35	359,216
999,143	GNMA Series 1998-21, Class ZB	6.500%	09/20/28	1,052,145
872,558	GNMA Series 1999-4, Class ZB	6.000%	02/20/29	952,479
219,276	GNMA Series 1999-25, Class TB	7.500%	07/16/29	253,174
337,371	GNMA Series 2000-14, Class PD	7.000%	02/16/30	359,852
262,604	GNMA Series 2001-4, Class PM	6.500%	03/20/31	290,054
149,072	GNMA Series 2002-7, Class PG	6.500%	01/20/32	163,257
331,988	GNMA Series 2002-22, Class GF	6.500%	03/20/32	353,608
228,926	GNMA Series 2002-40, Class UK	6.500%	06/20/32	241,687
178,643	GNMA Series 2002-45, Class QE	6.500%	06/20/32	191,010
1,055,000	GNMA Series 2008-27, Class JA	5.750%	08/20/37	1,186,321
1,500,000	GNMA Series 2010-21, Class NB	4.500%	01/20/37	1,617,963
1,494,206	GNMA Series 2010-23, Class DP	4.500%	10/20/37	1,613,961
381,942	Vendee Mortgage Trust, Series 1996-1, Class 1Z	6.750%	02/15/26	420,713
304,927	Vendee Mortgage Trust, Series 1998-1, Class 2E	7.000%	03/15/28	338,110

Total Agency Mortgage-Backed Securities (identified cost, $29,934,773)				$31,919,308

TOTAL FIXED INCOME INVESTMENTS (identified cost, $30,914,637) — 93.5%				$32,879,256

SHORT-TERM INVESTMENTS — 1.8%
$639,422	Fidelity Government Money Market Fund, 0.05%			$639,422

TOTAL SHORT-TERM INVESTMENTS (identified cost, $639,422) — 1.8%				$639,422

TOTAL INVESTMENTS (identified cost, $31,554,059) — 95.3%				$33,518,678

OTHER ASSETS, LESS LIABILITIES — 4.7%				1,667,497

NET ASSETS — 100.0%				$35,186,175

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

(1)	Adjustable rate security. Rate shown is the rate at period end.

Portfolio Composition by Security Type
% of total investments at 06/30/10
Agency Mortgage-Backed Securities	95.2%
Non-Agency Mortgage-Backed Securities	2.9%
Short-Term Investments	1.9%

See notes to financial statements

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2010 (Unaudited)

ASSETS:
Investments, at value (identified cost $31,554,059) (Note 1A)	$33,518,678
Receivable for fund shares sold	1,551,074
Investment securities sold	334
Dividends and interest receivable	145,034
Prepaid expenses and other assets	32,802

Total assets	$35,247,922

LIABILITIES:
Payable for fund shares reacquired	$5,837
Distributions payable	43,391
Accrued expenses and other liabilities	12,519

Total liabilities	$61,747

NET ASSETS	$35,186,175

NET ASSETS CONSIST OF:
Paid-in capital	$33,939,697
Accumulated net realized loss on investments	(706,954)
Distributions in excess of net investment income	(11,187)
Unrealized appreciation on investments	1,964,619

Net assets applicable to outstanding shares	$35,186,175

SHARES OF BENEFICIAL INTEREST OUTSTANDING	3,512,436

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$10.02

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME (Note 1C)
Dividend income	$230
Interest income	849,420

Total investment income	$849,650

Expenses –
Investment adviser fee (Note 3)	$72,441
Administrator fee (Note 3)	14,488
Compensation of Trustees who are not employees of the investment adviser or administrator	10,674
Accountant fees	18,913
Distribution expenses (Note 4)	40,245
Transfer and dividend disbursing agent fees	14,996
Printing	161
Shareholder communications	2,094
Audit services	19,349
Legal services	5,677
Registration costs	4,889
Miscellaneous	7,743

Total expenses	$211,670

Deduct –
Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 3 and 4)	$(66,730)

Total deductions	$(66,730)

Net expenses	$144,940

Net investment income	$704,710

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	$(1,475)
Net change in unrealized appreciation (depreciation) on investments	757,961

Net realized and unrealized gain on investments	$756,486

Net increase in net assets from operations	$1,461,196

See notes to financial statements

Wright Current Income Fund (WCIF)

STATEMENTS OF CHANGES IN NET ASSETS	Six Months Ended June 30, 2010 (Unaudited)	Year Ended, December 31, 2009

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$704,710	$1,843,529
Net realized gain (loss) on investment transactions	(1,475)	721,461
Net change in unrealized appreciation (depreciation) on investments	757,961	(208,499)

Net increase in net assets from operations	$1,461,196	$2,356,491

Distributions to shareholders (Note 2)
From net investment income	$(843,650)	$(1,798,418)

Total distributions	$(843,650)	$(1,798,418)

Net increase (decrease) in net assets from fund share transactions (Note 6)	$1,539,424	$(6,335,077)

Net increase (decrease) in net assets	$2,156,970	$(5,777,004)

NET ASSETS:
At beginning of period	33,029,205	38,806,209

At end of period	$35,186,175	$33,029,205

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD	$(11,187)	$127,753

See notes to financial statements

Wright Current Income Fund (WCIF)

	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31,
FINANCIAL HIGHLIGHTS			2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.831		$9.700	$9.590	$9.510	$9.610	$9.890

Income (loss) from investment operations:
Net investment income(1)(2)	$0.215		$0.472	$0.447	$0.455	$0.427	$0.400
Net realized and unrealized gain (loss)	0.190		0.119	0.122	0.078	(0.063)	(0.230)

Total income from investment operations	$0.405		$0.591	$0.569	$0.533	$0.364	$0.170

Less distributions:
From net investment income	$(0.219)		$(0.460)	$(0.459)	$(0.444)	$(0.447)	$(0.430)
From net realized gains	—		—	—	(0.009)	(0.017)	(0.020)

Total distributions	$(0.219)		$(0.460)	$(0.459)	$(0.453)	$(0.464)	$(0.450)

Net asset value, end of period	$10.017		$9.831	$9.700	$9.590	$9.510	$9.610

Total Return(3)	4.57%	(4)	6.20%	6.10%	5.77%	3.92%	1.76%

Ratios/Supplemental Data(1):
Net assets, end of period (000 omitted)	$35,186		$33,029	$38,806	$39,699	$40,474	$33,861
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	(5)	0.92%	0.96%	0.96%	0.96%	0.97%
Net expenses after custodian fee reduction	N/A	(5)	0.92%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.38%	(5)	4.81%	4.66%	4.80%	4.47%	4.12%
Portfolio turnover rate	22%	(4)	57%	57%	47%	75%	103%

(1)    For the six months ended June 30, 21010, and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

	2010		2009	2008	2007	2006	2005
Net investment income per share(2)	$0.194		$0.433	$0.420	$0.429	$0.391	$0.369

Ratios (As a percentage of average daily net assets):
Expenses	1.31%	(5)	1.32%	1.24%	1.23%	1.31%	1.30%

Expenses after custodian fee reduction	N/A	(5)	1.32%	1.23%	1.22%	1.30%	1.28%

Net investment income	3.96%	(5)	4.41%	4.38%	4.52%	4.13%	3.80%

(2)	Computed using average shares outstanding.
(3)	Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements

Wright Managed Income Trust

Notes to Financial Statements

1. Significant Accounting Policies

Wright Total Return Bond Fund (“WTRB”) and Wright Current Income Fund (“WCIF”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Income Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2009, WTRB and WCIF, for federal income tax purposes, had capital loss carryovers of $2,366,461 and $774,661, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the respective Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

December 31,	WTRB	WCIF
2010	$508,606	$—
2011	—	—
2012	—	418,203
2013	270,953	196,117
2014	1,088,772	—
2015	199,047	160,341
2017	299,083	—

A capital loss carryover of $774,661, included in WCIF’s amount in the table above, is available to the Fund as a result of the reorganization of Wright U.S. Government Near Term Fund on December 9, 2006. Utilization of this capital loss carryover may be limited in accordance with certain income tax regulations.

As of June 30, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service.

E. Expenses — The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

H. Interim Financial Statements — The interim financial statements relating to June 30, 2010, and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of Funds’ management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2. Distributions to Shareholders

The net investment income of each Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WTRB	WCIF
Undistributed ordinary income	$954	$127,753
Capital loss carryforward and post October losses	(2,366,461)	(774,661)
Unrealized appreciation	680,003	1,275,840
Other temporary differences	(19,909)	—

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, premium amortization and the timing of recognizing distributions to shareholders.

3. Investment Adviser Fee and Other Transactions With Affiliates

The investment adviser fee is earned by Wright Investors’ Service, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fee is computed at an annual rate of 0.45% of the average daily net assets for WTRB and WCIF up to $100 million and at reduced rates as net assets exceed that level, and is payable monthly. For the six months ended June 30, 2010, the fee and the effective annual rate as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WTRB	$58,375	0.45%
WCIF	72,441	0.45%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.07% of the average daily net assets up to $100 million for WTRB and an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and at reduced rates as net assets exceed that level. Atlantic Fund Administration, LLC (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the six months ended June 30, 2010, the administrator fee for WTRB and WCIF amounted to $9,081 and $14,488, respectively. Wright also waived and/or reimbursed expenses for WTRB and WCIF (see Note 4).

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.

4. Distribution Plans and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% per annum of the average daily net assets of each Fund for distribution services and facilities provided to each Fund by WISDI. Distribution fees paid or accrued to WISDI for the six months ended June 30, 2010, for WTRB and WCIF amounted to $32,431 and $40,245, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the six months ended June 30, 2010, the Funds did not accrue or pay any service fees. Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 0.95% and 1.00% of the average daily net assets of WTRB and WCIF, respectively, through April 30, 2011 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual operating expenses of WTRB to 0.70% and of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to this agreement and voluntary limitation, Wright and WISDI waived and/or reimbursed expenses in the aggregate of $91,860 and $66,730 for WTRB and WCIF, respectively.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

	Six Months Ended June 30, 2010
	WTRB	WCIF
Purchases –
Non-U.S. Government & Agency Obligations	$3,209,394	$—

U.S. Government & Agency Obligations	$12,129,641	$6,933,145

Sales –
Non-U.S. Government & Agency Obligations	$1,888,347	$192,572

U.S. Government & Agency Obligations	$10,801,272	$7,761,791

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
WRIGHT TOTAL RETURN BOND FUND
Sold	524,179	$6,711,931	412,466	$5,130,935
Issued to shareholders in payment of distributions declared	31,806	407,300	75,223	927,254
Redemptions	(271,932)	(3,475,642)	(481,454)	(5,906,125)

Net increase	284,053	$3,643,589	6,235	$152,064

WRIGHT CURRENT INCOME FUND
Sold	743,468	$7,376,294	959,509	$9,406,951
Issued to shareholders in payment of distributions declared	54,811	542,370	117,297	1,151,298
Redemptions	(645,704)	(6,379,240)	(1,716,872)	(16,893,326)

Net increase (decrease)	152,575	$1,539,424	(640,066)	$(6,335,077)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2010, as computed on a federal income tax basis, were as follows:

	WTRB	WCIF
Aggregate cost	$27,763,033	$31,577,352

Gross unrealized appreciation	$1,533,084	$2,047,941
Gross unrealized depreciation	(242,886)	(106,615)

Net unrealized appreciation	$1,290,198	$1,941,326

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At June 30, 2010, the Funds had no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (annualized) for the six months ended June 30, 2010, were as follows:

WTRB
Average borrowings	$1,375
Average interest rate	1.3%

9. Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WTRB

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$—	$795,115	$—	$795,115
Commercial Mortgage-Backed Securities	—	2,064,779	—	2,064,779
Non-Agency Mortgage-Backed Securities	—	2,224	—	2,224
Corporate Bonds	—	11,266,305	—	11,266,305
Convertible Bonds	—	250,550	—	250,550
U.S. Government Interests	—	13,939,692	76,327	14,016,019
Short-Term Investments	658,239	—	—	658,239

Total Investments	$658,239	$28,318,665	$76,327	$29,053,231

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

U.S. Government Interests
Balance as of 12/31/09	$—
Accrued Accretion/(Amortization)	—
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	—
Purchases	—
Sales	—
Transfers In/(Out)	76,327

Balance as of 03/31/10	$76,327

WCIF

Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Non-Agency Mortgage-Backed Securities	$—	$959,948	$—	$959,948
Agency Mortgage-Backed Securities	—	31,919,308	—	31,919,308
Short-Term Investments	639,422	—	—	639,422

Total Investments	$639,422	$32,879,256	$—	$33,518,678

The level classification by major category of investments is the same as the category presentation in each Fund’s Portfolio of Investments.

10.	Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the six months ended June 30, 2010, events and transactions subsequent to June 30, 2010, have been evaluated by the Funds’ management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Board of Trustees

Annual Approval of the Investment Advisory Agreement

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

Equity Funds and Income Funds

•	Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the Funds are reasonable.

•	Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

•

Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the Funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

•	Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the Funds are lower than the average for similar funds.

•

Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the Funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

•	Analysis of each Fund’s profitability to the adviser. The Trustees concluded that the profitability to the adviser of each Fund was reasonable and not excessive.

•	The adviser’s financial condition and the overall organization of the adviser.

•

Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright’s marketing strategies to try to increase assets under management.

•

The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

•

The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Funds’ Chief Compliance Officer.

Additional Considerations for Equity Funds

The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

The Independent Trustees’ Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees’ Committee concluded that the renewal of the Investment Advisory Contracts with its current fee structure is in the interests of the shareholders.

Important Notices Regarding Privacy, Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting

Wright Managed Investment Funds

Wright Investors’ Service, Inc.

Wright Investors’ Service Distributors, Inc.

Privacy Policy

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

•

The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

•

We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

•	We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright’s privacy policies please feel free to call 1-800-888-9471.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 1-800-888-9471.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

Two Fixed-Income Funds

Wright Total Return Bond Fund (WTRB) (the Fund) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser’s opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays Capital U.S. Aggregate Bond Index.

Wright Current Income Fund (WCIF) (the Fund) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays Capital GNMA Backed Bond Index.

Wright Investors’ Service Distributors, Inc.

440 Wheelers Farms Road, Milford, CT 06461

Semi-Annual Report

Officers and Trustees of the Funds

Peter M. Donovan, President and Trustee

A. M. Moody III, Vice President and Trustee

Judith R. Corchard, Vice President

James J. Clarke, Trustee

Dorcas R. Hardy, Trustee

Richard E. Taber, Trustee

Christopher A. Madden, Secretary

Gale L. Bertrand, Treasurer

Investment Adviser and Administrator

Wright Investors’ Service, Inc.

440 Wheelers Farms Road

Milford, Connecticut 06461

Principal Underwriter

Wright Investors’ Service Distributors, Inc.

440 Wheelers Farms Road

Milford, Connecticut 06461

(800) 888-9471

e-mail: wright@wisi.com

Custodian

Union Bank, NA

350 California Street

San Francisco, California 94104

Transfer and Dividend Disbursing Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund’s current prospectus.

comb-sar-100630

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board has designate James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) Included as part of report to stockholders under Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2)

(a)(2)	Treasurer’s and President’s Section 302 certification

(a)(3)	Not applicable.

(b)	Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant The Wright Managed Income Trust (On behalf of Wright Total Return Bond Fund and Wright Current Income Fund)

By	/s/ Peter M. Donovan
Peter M. Donovan
President

Date	8/23/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Peter M. Donovan
Peter M. Donovan
President

Date	8/23/10

By	/s/ Gale L. Bertrand
Gale L. Bertrand
Treasurer

Date	8/23/10